UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Splunk Inc.
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270 Brannan Street San Francisco, California 94107

Notice of Annual
Meeting of Stockholders
To Be Held at 3:30 p.m. Pacific Time on June 17, 2021

To The Stockholders of Splunk Inc.:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Splunk Inc., a Delaware corporation (“Splunk,” “we,” or the “Company”), will be held virtually via live audio webcast on June 17, 2021, at 3:30 p.m. Pacific Time, for the following purposes, as more fully described in the accompanying proxy statement:

How to Cast Your Vote

www.proxyvote.com
Vote by Internet

1-800-690-6903
Vote by Telephone

Mail your signed proxy card
Vote by Mail

Note for Street Name Holders:
If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you a voting instruction form.

Your vote is important. Please vote your shares as soon as possible.

See “Other Matters—Questions and Answers About the Proxy Materials and Our 2021 Annual Meeting” for details on voting requirements and additional information about the Annual Meeting, including how to vote at the Annual Meeting.
1.	To elect four Class III directors to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified;
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2022;
3.	To conduct an advisory vote to approve the compensation of our named executive officers; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of Splunk (the “Board”) fixed the close of business on April 21, 2021 as the record date for the Annual Meeting. Only holders of our common stock as of the record date are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about May 4, 2021, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice provides instructions on how to vote online, by telephone, or by mail and includes instructions on how to receive a paper or e-mail copy of proxy materials if you choose. Instructions on how to access our proxy statement and our fiscal 2021 Annual Report may be found in the Notice or on our website at investors.splunk.com.

The Annual Meeting this year will be a virtual-only meeting, due to continuing public health and safety considerations posed by the COVID-19 pandemic and in order to allow all of our stockholders to join the meeting from any location. Stockholders will be able to attend and participate in the Annual Meeting, vote their shares electronically, submit questions, and examine a stockholder list during the live audio webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/SPLK2021 and entering their control number. Stockholders may submit questions for the meeting in advance at www.proxyvote.com. We anticipate returning to an in-person, or transitioning to a hybrid, meeting format in future years.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting online, we urge you to submit your vote now via the Internet, telephone, or mail.

We appreciate your continued support of Splunk.

Very truly yours,

Scott Morgan
Senior Vice President, Chief Legal Officer, Global Affairs and Secretary
San Francisco, California
May 4, 2021

Proxy Statement Summary

Voting Matters, Vote Recommendations and Rationale

1

Election of Class III Directors

Vote Recommendation “FOR” each nominee. (page 10)

The Board and the Nominating and Corporate Governance Committee believe that each of the nominees possesses the right skills, qualifications and experience to effectively oversee the Company’s long-term business strategy.

2

Ratification of Appointment of Independent Registered Public Accounting Firm

Vote Recommendation “FOR”. (page 35)

The Board and the Audit Committee believe that the retention of PricewaterhouseCoopers LLP for the fiscal year ending January 31, 2022 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm.

3

Advisory Vote to Approve Named Executive Officer Compensation

Vote Recommendation “FOR”. (page 39)

The Board and Compensation Committee believe our executive compensation program demonstrates the continuing evolution of our “pay for performance” philosophy, and reflects feedback received from stockholder engagement. We currently hold our Say-on-Pay advisory, non-binding vote annually.

Your vote is important

This summary highlights information contained within this proxy statement. You should read the entire proxy statement carefully and consider all information before voting. Page references are supplied to help you find further information in this proxy statement.

Splunk 2021 Proxy Statement 1

Proxy Statement Summary

Fiscal 2021 Business Highlights

In fiscal 2021, we prioritized delivering growth with a focus on disciplined execution of our business objectives as we navigate our ongoing business transformation to a subscription model. Accordingly, in fiscal 2021, we and our investors focused on total annual recurring revenue (“ARR”) and operating cash flow metrics. Our ongoing efforts with respect to customer success and adoption led to continued top-line ARR growth. Our focus on capturing our large and growing market opportunity requires that we continue to invest in our business. Accordingly, in fiscal 2021, our executive compensation plans balanced growth and operational discipline in support of our long-term market opportunity. Our fiscal 2021 business highlights include achievement of the following ARR and operating cash flow results and other important metrics:

●	Total ARR of $2.365 billion, up 41% year-over-year(1);
●	Operating cash flow of negative $191 million with free cash flow of negative $228 million(2);
●	Non-GAAP operating margin of negative 3.8%(2); and
●	510 customers with ARR greater than $1 million, up 44% year-over-year.
(1)	Total ARR represents the annualized revenue run-rate of active subscription, term license, and maintenance contracts at the end of a reporting period as reported in our Annual Report on Form 10-K for the year ended January 31, 2021. Each contract is annualized by dividing the total contract value by the number of days in the contract term and then multiplying by 365. ARR should be viewed independently of revenue, and does not represent our revenue under GAAP on an annualized basis, as it is an operating metric that can be impacted by contract start and end dates and renewal rates. ARR is not intended to be a replacement or forecasts of revenue.
(2)	To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we provide investors with certain non-GAAP financial measures, including non-GAAP operating margin and free cash flow. For a full reconciliation between GAAP and non-GAAP operating margin and between net cash used in operating activities and free cash flow, please see our Annual Report on Form 10-K for the year ended January 31, 2021.

Total ARR	Total Stockholder Return*
($ in millions) • FYE January 31	FYE January 31

* The chart shows the total return on our common stock through the end of fiscal 2021, assuming an initial investment of $100 at the end of fiscal 2016.

2

Proxy Statement Summary

Focusing on Employees and Customers During Unprecedented Business and Market Uncertainty

Ensuring Employee Health and Safety	Supporting Customers and Partners
●We offer employees 30 days of pay for pandemic-related absences plus 4 wellbeing paid rest days
●We reimburse certain expenses related to remote working
●We offer counseling, coaching and digital wellness
●We granted payment concession requests ●We negotiated changes to contract durations

Helping Organizations	Helping Communities
●Our Global Restart program is designed to guide businesses through ways that data can most effectively support their return to work
●Our Remote Work Insights (RWI) is a solution designed to ease uncertainty and challenges of a distributed workforce
●We built publicly available interactive COVID-19 tracking dashboards ●We developed a COVID-19 testing management platform with a coalition of private, public and non-profit partners

Corporate Governance

We believe that good corporate governance promotes the long-term interests of our stockholders, strengthens our Board and management accountability and leads to better business performance. For these reasons, we are committed to maintaining strong corporate governance practices.

The “Corporate Governance at Splunk” section beginning on page 10 describes our governance practices, which include the following highlights:

●100% Independent Committee Members
●Independent Chair
●Majority Voting for Directors with Resignation Policy
●Annual Board and Committee Evaluation
●Board Continuing Education Program
●Proxy Access Bylaws
●Director Change in Circumstances with Resignation Policy
●Qualified Diverse Candidate Pool Policy
●Board Risk Oversight
●Periodic Review of Committee Charters and Governance Policies
●Regular Meetings of Independent Directors Without Management Present

●Formal CEO Evaluation Process
●Clawback Policy
●Annual Say-on-Pay Vote
●Stockholder Engagement Program
●Stock Ownership Guidelines for Directors and Officers
●Anti-Hedging and Anti-Pledging Policy
●Code of Conduct for Directors, Officers and Employees
●Succession Planning Process
●Inaugural Environmental, Social and Governance (“ESG”) Update
●Inaugural Diversity & Inclusion Annual Report

Stockholder Engagement

We believe that effective corporate governance includes regular, constructive conversations with our stockholders. We are committed to maintaining an active dialogue to understand the priorities and concerns of our stockholders and believe that ongoing engagement builds mutual trust and understanding with our stockholders. Stockholder engagement and feedback are critical components of our corporate governance practices and inform our decisions and programs.

Over the past several years, in response to stockholder feedback, and as part of our ongoing evaluation of best practices, the Board has incorporated enhancements to our executive compensation program and corporate governance practices such as those depicted in the timeline. In fiscal 2021, we solicited the views of institutional stockholders representing approximately 73% of our shares and engaged in substantive discussions with stockholders representing approximately 25% of our shares. These discussions have helped ensure that our Board’s decisions are informed by stockholder objectives.

Splunk 2021 Proxy Statement 3

Proxy Statement Summary

For additional information, see “Corporate Governance at Splunk—Stockholder Engagement” on page 31 of this proxy statement and “Executive Compensation—Compensation Discussion and Analysis—Executive Summary—Stockholder Engagement and Our 2020 Say-on-Pay Vote” on page 42 of this proxy statement.

2021	APRIL
●Enhanced proxy disclosure of Board oversight of COVID-19 response ●Added underrepresented community diversity of Board to proxy
2020	NOVEMBER

●Released first ESG update
MARCH
●Replaced revenue metric with annual recurring revenue in both our executive bonus plan and our PSU program to align our incentives with key drivers of stockholder value and reflect our transition to a renewable business model
●Replaced non-GAAP operating margin metric with operating cash flow in our PSU program to reflect focus on disciplined execution of our business objectives during our transition to a renewable business model

2019	APRIL
●Enhanced proxy disclosures of Board succession planning, risk oversight and corporate sustainability
2018	SEPTEMBER

●Updated stock ownership guidelines
APRIL
●Enhanced proxy disclosures of director qualifications and skills, the role of diversity in our director nominations process, Board refreshment and corporate sustainability
MARCH
●Added stock price modifier to PSU program

2017	DECEMBER

●Adopted director change in circumstances with resignation policy
●Adopted qualified diverse candidate pool policy
APRIL
●Added collective director qualifications table to proxy
MARCH
●Replaced operating cash flow metric with non-GAAP operating margin in our PSU program to reflect increased strategic focus on a profitability measure

2016	APRIL

●Added proxy disclosure regarding Board and Committee self-evaluations and succession planning
MARCH
●Implemented proxy access Bylaws
●Increased proportion of PSUs in long-term equity compensation program for all executive officers

2015	APRIL
●Significantly enhanced readability and presentation of proxy MARCH ●Introduced performance-based equity awards (“PSUs”) with revenue and operating cash flow metrics FEBRUARY ●Adopted clawback policy
2014	SEPTEMBER
●Launched formal stockholder engagement program ●Adopted majority voting for directors with resignation policy ●Adopted stock ownership guidelines

4

Proxy Statement Summary

Director Nominees and Other Directors

Ensuring the Board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, experience, and backgrounds, and effectively represent the long-term interests of stockholders is a top priority of our Board and Nominating and Corporate Governance Committee. The Board believes periodic assessment of directors is integral to an effective governance structure and aims to strike a balance between ensuring that we retain directors with deep knowledge of the Company while adding directors who bring a fresh perspective. We have added three new directors since 2019, enhancing the Board’s breadth and depth of experience and diversity, while taking into account the Company’s evolving business model, the macro technology business environment and the changing governance landscape. See below for summary information about our Board and each director nominee and continuing director as of May 1, 2021. For purposes of the information below, a director is a member of an underrepresented community under California AB 979, defined as “an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual or transgender.” See pages 14 to 18 for more information.

Current Board Overview

Director Independence	Tenure	Age	Gender Diversity	Underrepresented Community Diversity

						Committees
	Class	Age	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Sara Baack* Chief Product Officer, Equinix	III	49	2017	2021	2024
Sean Boyle* COO and CFO, Wildlife Studios Limited	III	53	2020	2021	2024
Douglas Merritt President and CEO, Splunk	III	57	2015	2021	2024
Graham Smith* Chair, Splunk	III	61	2011	2021	2024
Mark Carges* Former CTO, eBay	I	59	2014	2022	—
Elisa Steele* Independent Board Member	I	54	2017	2022	—
Sri Viswanath* CTO, Atlassian	I	45	2019	2022	—
Patricia Morrison* Former EVP, Customer Support Services, and CIO, Cardinal Health	II	61	2013	2023	—
Stephen Newberry* Former Chairman, Lam Research	II	67	2013	2023	—
General Dennis Via* EVP, Booz Allen Hamilton and Retired Four-Star U.S. Army General	II	63	2020	2023	—
* Independent director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
	Chair	Member	Audit Committee Financial Expert

Splunk 2021 Proxy Statement 5

Proxy Statement Summary

Executive Compensation Highlights

Our executive compensation program is designed to attract, motivate and retain the key executives who drive our success. Pay that reflects performance and aligns with the interests of long-term stockholders is key to our executive compensation program design and decisions. The Compensation Committee structures our executive compensation program to include significant performance attributes that are aligned with our business strategy and long-term stockholder value creation. The fiscal 2021 executive compensation program provided short-term cash bonuses designed to drive top-line growth and long-term equity awards designed to drive annual recurring revenue, operating cash flow and future stock price performance. The following chart summarizes the evolution of our long-term equity compensation design in response to stockholder feedback and other considerations.

Long-term equity compensation evolution*

Fiscal 2013 to 2015	Fiscal 2016	Fiscal 2017**	Fiscal 2018	Fiscal 2019 and 2020	Fiscal 2021
RSUs = 100%	RSUs = 50%	RSUs = 40%	RSUs = 40%	RSUs = 40%	RSUs = 40%
	PSUs = 50% *Payout range: 0-200%* Performance metrics: revenue and operating cash flow percentage relative to revenue growth rate	PSUs = 60% *Payout range: 0-200%* Performance metrics: revenue and operating cash flow percentage relative to revenue growth rate	PSUs = 60% *Payout range: 0-200%* Performance metrics: revenue and non-GAAP operating margin	PSUs = 60% *Corporate PSUs payout range: 0-200%* Corporate performance metrics: revenue and non-GAAP operating margin *Stock Price PSUs payout range: 0-50% earned corporate PSUs*	PSUs = 60% *Corporate PSUs payout range: 0-200%* Corporate performance metrics: annual recurring revenue and operating cash flow *Stock Price PSUs payout range: 0-50% earned corporate PSUs*

*	Equity weightings are at the target performance level; the actual mix of equity will vary with PSU results.
**	In fiscal 2017 only, long-term equity compensation for our CEO consisted of 25% RSUs and 75% PSUs.

6

Proxy Statement Summary

Our Executive Compensation Practices

Our executive compensation policies and practices are designed to reinforce our pay for performance philosophy and align with sound governance principles. Listed below are highlights of our fiscal 2021 executive compensation policies and practices:

WHAT WE DO	WHAT WE DON’T DO

●Performance-based cash and equity incentives
●Caps on performance-based cash and equity incentive compensation
●Annual review and approval of our executive compensation strategy
●Significant portion of executive compensation at risk based on corporate performance
●Clawback policy on cash and equity incentive compensation
●Stock ownership guidelines for executive officers and directors
●Multi-year vesting period for equity awards
●Independent compensation consultant engaged by the Compensation Committee
●100% independent directors on the Compensation Committee
●Limited and modest perquisites
●Formal CEO evaluation tied to compensation decisions
●Ongoing engagement with our institutional stockholders regarding our compensation policies and practices

●No “single trigger” change in control payments and benefits
●No post-termination retirement or pension-type non-cash benefits or perquisites for our executive officers that are not generally available to our employees
●No tax gross-ups for change in control related payments
●No short sales, hedging, or pledging of stock ownership positions and transactions involving derivatives of our common stock
●No strict benchmarking of compensation to a specific percentile of our peer group

Our Fiscal 2021 Named Executive Officer Pay

The charts below show the pay mix of our CEO and other named executive officers (“NEOs”) and the components of their pay for fiscal 2021, specifically the base salary and cash bonus amounts earned and the grant date fair value of equity awards granted in fiscal 2021. These charts illustrate the predominance of at-risk and performance-based components in our regular executive compensation program. We believe these elements provide a compensation package that attracts and retains qualified individuals, links individual performance to Company performance, focuses the efforts of our NEOs and other executive officers on the achievement of both our short-term and long-term objectives and aligns the interests of our executive officers with those of our stockholders.

Splunk 2021 Proxy Statement 7

Proxy Statement Summary

CEO

All Other NEOs

In addition, the chart below illustrates the short-term and long-term timeframe over which the various components of the NEOs’ fiscal 2021 compensation are earned and paid and serve to continue to retain and incentivize our NEOs.

FYE January 31 2021
2022
2023
2024
BASE SALARY
Paid throughout fiscal 2021
CASH BONUS
Fiscal 2021 annual cash bonus (Full fiscal 2021 achievement determined and paid in April 2021)
LONG-TERM EQUITY COMPENSATION (RSUs)
Fiscal 2021 awards granted in March 2020
(25% vested in March 2021, remaining 75% vest quarterly thereafter over next three years)
LONG-TERM EQUITY COMPENSATION (PSUs)
Fiscal 2021 awards granted in March 2020
(25% of earned corporate PSUs vested in March 2021, remaining 75% of earned corporate PSUs vest quarterly thereafter over next three years)
(stock price PSUs eligible to be earned and to vest beginning in June 2022 on a quarterly basis through the end of the four-year vesting period of the corporate PSUs on March 2024)

8

Proxy Statement Summary	1

Corporate Governance at Splunk	10
Proposal 1: Election of Directors	10
Board Composition	10
Board’s Role and Responsibilities	20
Board Effectiveness	23
Board Meetings and Committees	25
Non-Employee Director Compensation	27
Stockholder Engagement	31
ESG Oversight and Highlights	32
Other Governance Policies and Practices	34

Audit Committee Matters	35
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	35
Report of the Audit Committee	36
Fees Paid to the Independent Registered Public Accounting Firm	37
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	37

Our Executive Officers	38

Stock Ownership Information	72
Security Ownership of Certain Beneficial Owners and Management	72
Delinquent Section 16(a) Reports	73

Other Matters	74
Questions and Answers About the Proxy Materials and Our 2021 Annual Meeting	74
Stockholder Proposals	78
Fiscal 2021 Annual Report and SEC Filings	79

Splunk 2021 Proxy Statement 9

Corporate Governance at Splunk

1	Election of Directors The Board recommends a vote “FOR” each of the nominees named below.

Our business affairs are managed under the direction of our Board, which is currently composed of ten members. Nine of our directors are independent within the meaning of the independent director rules of The Nasdaq Stock Market. Our Board is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which he or she is elected and until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. John Connors informed the Company on January 6, 2021 that he was resigning as a member of the Board, effective as of May 1, 2021. Promptly following his resignation, the size of our Board will be decreased from 11 to 10.

In an uncontested election, directors are elected by a majority vote. This means that in order for a nominee to be elected in an uncontested election, the number of votes cast “For” such nominee’s election must exceed the number of votes cast “Against” that nominee’s election. Broker non-votes and abstentions will have no effect on the outcome of such election. In addition to the majority vote standard for director elections, we have a director resignation policy described in “Other Matters-Questions and Answers About the Proxy Materials and Our 2021 Annual Meeting” on page 74.

In light of the individual qualifications and experiences of each of our director nominees, and the contributions that our nominees have made to our Board, our Board has recommended that each of our director nominees be elected by our stockholders. Biographies of all our directors are set forth below under “Nominees for Director” and “Continuing Directors.”

Board Composition

Considerations in Evaluating Director Nominees

Our Board follows an annual director nomination process that promotes thoughtful and in-depth review of overall Board composition and director nominees throughout the year. At the beginning of the process, the Nominating and Corporate Governance Committee reviews current Board composition and any specific characteristics desired for future director candidates. In its review of incumbent director candidates, the Nominating and Corporate Governance Committee evaluates any changes in circumstances that may impact their candidacy and considers information from the Board evaluation process. Upon a recommendation from the Nominating and Corporate Governance Committee, the Board considers and approves the nomination of director candidates for election at the annual meeting of the stockholders. See “Board Refreshment and Succession Planning” below for a discussion of the characteristics identified in the most recent director searches that culminated in the appointment of Mr. Boyle and General Via (ret) to our Board during fiscal 2021.

In evaluating director candidates and considering incumbent directors for nomination to the Board, the Nominating and Corporate Governance Committee expects certain minimum qualifications and takes into consideration key factors, experiences, qualifications and skills that are relevant to the Board’s work and the Company’s strategy and strengthen the current Board’s mix of skills.

10

Corporate Governance at Splunk

The Nominating and Corporate Governance Committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board:

Highest personal and professional ethics & integrity	Sound business judgment	Complementary skills to those of existing Board	Understanding of fiduciary duties
Proven achievement in nominee’s field		Ability to assist management and significantly contribute to our success	Commitment of time and energy

Key factors the Nominating and Corporate Governance Committee considers when selecting directors and refreshing the Board (in addition to the current size and composition of the Board and the needs of the Board and its committees) include:

Age and Tenure – While the Board does not have term limits, the Board seeks to establish appropriate levels of director turnover. New perspectives and new ideas are critical to an engaged forward-looking and strategic Board, as are the benefits of the valuable experience and familiarity that longer-serving directors bring.
Diversity – Our Corporate Governance Guidelines reflect our commitment to Board diversity, by explicitly stating the Board’s commitment to include qualified diverse candidates (including gender, race and ethnicity) in the pool from which nominees are considered. We believe that the judgment and perspective offered by a diverse board of directors improves the quality of decision making and enhances the Company’s business performance. We also believe such diversity can help the Board respond more effectively to the varying needs of our customers, stockholders, workforce and other stakeholders.
Experience – The Nominating and Corporate Governance Committee strives for a Board that spans a range of expertise and perspective in areas relevant to the Company’s business, strategic vision, governance and operating and innovation environment.
Full-time employment/Directorships – The Nominating and Corporate Governance Committee takes into consideration employment status and whether the director holds a current operating role or is retired, and the number of other public company boards on which the director serves to evaluate whether the nominee can commit the time and energy necessary to diligently carry out his or her fiduciary responsibilities and meaningfully contribute to the Company.
Independence – Having an independent Board is a core element of our governance philosophy. Our Corporate Governance Guidelines provide that a majority of our directors will be independent as defined under The Nasdaq Stock Market rules.

The Nominating and Corporate Governance Committee also considers and evaluates other factors it deems to be in our and our stockholders’ best interests. The Nominating and Corporate Governance Committee does not pre-assign any weighting or priority to any of these factors.

The Nominating and Corporate Governance Committee reviews with the Board on an annual or more frequent basis the director skills and experience qualifications that it believes are desirable to be represented on the Board. The Board and the Nominating and Corporate Governance Committee believe that the collective experiences and qualifications of the directors allow the Board to best fulfill its responsibilities to the long-term interest of our stockholders.

Splunk 2021 Proxy Statement 11

Corporate Governance at Splunk

Below is a summary of the primary experience, qualifications and skills that our director nominees and continuing directors bring to the Board:

Capability		Description	Number of directors with the capability
	Technology infrastructure	Deep insight in technology infrastructure, business prioritization, customer drivers and cybersecurity risk
	Scaling a SaaS business	Experience growing successful SaaS companies, reaching scale and maturity
	Investment	Experience creating long term value through investment, acquisitions, and growth strategies
	CEO experience	Expertise shaping strategy, performance, prioritization, and scale leadership
	Modern cloud technologist	Deep knowledge in technology architecture, including SaaS, cloud-based platforms, integrated solutions and customers’ data journey
	Sales	Experience building global sales capability for cloud services and enterprise software
	Marketing	Marketing and brand-building capability in rapidly changing industries, including new markets and opportunities for innovation and disruption
	Key customer segment insight	Depth of insight into current and potential target markets and geographies
	Finance	Financial expert with expertise in financial strategy, accounting, reporting
	People and compensation	Expertise in aligning company culture, performance, reward and talent with strategy as well as remote and flexible work strategies
	Governance, risk and compliance	Experience in public company corporate governance, privacy, compliance, policy, activism and creating long term sustainable value

Strong capability	Moderate capability

12

Corporate Governance at Splunk

Board Refreshment and Succession Planning

The Nominating and Corporate Governance Committee, together with our Board, practices a long-term approach to Board refreshment. With the assistance of an independent search firm, the Nominating and Corporate Governance Committee focuses on identifying, considering and evaluating potential Board candidates with the goal of evolving the composition of our Board in line with the strategic needs of the Company. As the Company innovates, implements new technologies and enters new markets, its business model may require directors with new or different skill sets. Our succession planning process takes the Company’s evolution into account to ensure the Board remains a strategic asset capable of addressing the risks, trends, and opportunities that the Company will face in the future.

The following describes the Company’s selection process for new directors:

Source Candidate Pool from ●Independent Search Firm ●Stockholders ●Independent Directors ●Our Management Team	In-Depth Review and Oversight by the Nominating and Corporate Governance Committee ●Consider skills mix and needs ●Consider diversity screen qualifications ●Review independence and potential conflicts	Meeting with Candidate ●Chair ●CEO ●CFO ●CLO ●Chair of each committee ●Opportunity for all other directors to meet	Recommend Selected Candidate for Appointment to our Board	Review and Appointment by full Board

Select Director 3 new directors since 2019

This past year, as part of the Board succession planning and refreshment process, and in line with its multi-year view of potential director departures and leadership changes, the Nominating and Corporate Governance Committee, together with the Board, discussed the Board’s future composition needs. This discussion included the desired skills and attributes of successors for long-tenured directors, including Mr. Connors, who resigned from the Board this year, as well as successors for our Chair and committee chairs. It also took into account the current and long-term needs of our business and the skills composition of our Board and our committees. Through this process we identified finance and accounting expertise in the technology industry and public sector, leadership and policy experience as important priorities for overall Board composition. The Nominating and Corporate Governance Committee worked with a third-party search firm to identify candidates with these skills and attributes. A year-long, robust and deliberate search process culminated in August 2020 with the appointment of Sean Boyle, former Vice President and Chief Financial Officer of Amazon Web Services, Inc. and current Chief Operating Officer and Chief Financial Officer of Wildlife Studios Limited, and in November 2020 with the appointment of Dennis Via, retired four-star U.S. Army general and current Executive Vice President of Booz Allen Hamilton, to our Board.

Mr. Connors resigned from the Board effective May 1, 2021. In addition, the Board appointed Mr. Boyle as a member and chair of the Audit Committee, replacing Mr. Connors, and General Via (ret) as a member of the Nominating and Corporate Governance Committee.

Splunk 2021 Proxy Statement 13

Corporate Governance at Splunk

Nominees for Director

Sara Baack

Ms. Baack possesses specific attributes that qualify her to serve as a director, including her knowledge and experience in the information technology services industry and professional experience serving in leadership positions at other public companies.

Sara Baack has served as a member of our Board since 2017. Since April 2019, Ms. Baack has served as Chief Product Officer of Equinix, Inc., a global interconnection and data center company. Previously, she was Equinix’s Chief Marketing Officer from 2012 to April 2019. Prior to joining Equinix, she served in various executive positions at Level 3 Communications Inc., a provider of integrated communications services, most recently as Senior Vice President, Voice Services from 2007 to 2012 and in other leadership positions in the company from 2000 to 2007. Prior to Level 3, she worked in financial services investing private equity for PaineWebber Capital (since acquired by UBS Group AG). Ms. Baack has served as a member of the board of directors of Crucible Acquisitions Corporation, a special purchase acquisition company, since 2021. Ms. Baack holds a B.A. from Rice University and an M.B.A. from Harvard Business School.

Ms. Baack brings the following primary experiences, qualifications and skills to the Board:
Independent Chief Product Officer of Equinix Age 49 Director Since 2017 Splunk Committee(s): Nominating and Corporate Governance Committee
	Technology infrastructure	Scaling a SaaS business	Investment

	Modern cloud technologist	Sales	Marketing

	Key customer segment insight	Finance	People and compensation

Governance, risk and compliance

Sean Boyle

Mr. Boyle possesses specific attributes that qualify him to serve as a director, including his financial expertise and professional experience serving in leadership positions at other public companies.

Sean Boyle has served as a member of our Board since 2020. Since December 2020, Mr. Boyle has served as Chief Operating Officer and Chief Financial Officer of Wildlife Studios Limited, a mobile gaming company. Previously, he served in various roles at Amazon and Amazon Web Services, Inc., a cloud computing and infrastructure company, from 2006 to 2020, including most recently as Vice President in 2020, Vice President and Chief Financial Officer from 2015 to 2020 and before that in various finance leadership roles. Mr. Boyle holds a B.Com. (Hons) and an M.B.A. from the University of Windsor.

Mr. Boyle brings the following primary experiences, qualifications and skills to the Board:
Independent Chief Operating Officer and Chief Financial Officer of Wildlife Studios Limited Age 53 Director Since 2020 Splunk Committee(s): Audit Committee
	Technology infrastructure	Scaling a SaaS business	Investment

	Modern cloud technologist	Key customer segment insight	Finance

People and compensation

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Corporate Governance at Splunk

Douglas Merritt

Mr. Merritt possesses specific attributes that qualify him to serve as a director, including the knowledge and perspective he brings through his experience as our CEO and our former Senior Vice President of Field Operations, and his experience as a public company executive and as a member of the board of directors of private companies in the enterprise software industry.

Douglas Merritt has served as our President, CEO and a member of our Board since 2015. Mr. Merritt served as our Senior Vice President of Field Operations from 2014 to 2015. Prior to joining us, he served as Senior Vice President of Products and Solutions Marketing at Cisco Systems, Inc., a networking company, from 2012 to 2014. From 2011 to 2012, he served as Chief Executive Officer of Baynote, Inc., a behavioral personalization and marketing technology company. Previously, Mr. Merritt served in a number of executive roles and as a member of the extended Executive Board at SAP A.G., an enterprise software company, from 2005 to 2011. From 2001 to 2004, Mr. Merritt served as Group Vice President and General Manager of the Human Capital Management Product Division at PeopleSoft Inc., a software company (acquired by Oracle Corporation). He also co-founded and served as Chief Executive Officer of Icarian, Inc., a cloud-based company (since acquired by Workstream Corp.), from 1996 to 2001. Mr. Merritt has served as a member of the board of directors of Dragoneer Growth Opportunities Corp., a special purchase acquisition company, since 2020. Mr. Merritt holds a B.S. from The University of the Pacific in Stockton, California.

Mr. Merritt brings the following primary experiences, qualifications and skills to the Board:
President and CEO of Splunk Age 57 Director Since 2015 Splunk Committee(s): None
	Technology infrastructure	Scaling a SaaS business	Investment

	CEO experience	Modern cloud technologist	Sales

	Marketing	Key customer segment insight	Finance

	People and compensation	Governance, risk and compliance

Graham Smith

Mr. Smith possesses specific attributes that qualify him to serve as a director, including his financial expertise and professional experience as an executive and as a member of the board of directors of other public software companies.

Graham Smith has served as a member of our Board since 2011 and Chair since 2019. Mr. Smith served in various leadership positions at salesforce.com, inc., a provider of enterprise cloud computing software, from 2007 to 2015, including as Chief Financial Officer and most recently as Executive Vice President. Prior to joining salesforce, Mr. Smith served as Chief Financial Officer at Advent Software Inc., a portfolio accounting software company, from 2003 to 2007. Mr. Smith has served as a member of the board of directors of BlackLine, Inc., a provider of cloud-based solutions for finance and accounting since 2015, and Slack Technologies, Inc., a provider of cloud-based professional collaboration tools, since 2018. Mr. Smith previously served on the board of directors of Citrix Systems, Inc., an enterprise software company, from 2015 to 2018, MINDBODY, Inc., a cloud-based wellness services marketplace (acquired by Vista Equity Partners), from 2015 to 2019, and Xero Limited, an online accounting software company, from 2015 to 2020. Mr. Smith holds a B.Sc. from Bristol University in England and qualified as a chartered accountant in England and Wales.

Mr. Smith brings the following primary experiences, qualifications and skills to the Board:
Independent Chair of Splunk Age 61 Director Since 2011 Splunk Committee(s): Audit Committee
	Scaling a SaaS business	Investment	Modern cloud technologist

	Key customer segment insight	Finance	People and compensation

Governance, risk and compliance

Splunk 2021 Proxy Statement 15

Corporate Governance at Splunk

Continuing Directors

Mark Carges

Mr. Carges possesses specific attributes that qualify him to serve as a director, including his knowledge and experience in the software industry and professional experience serving in leadership positions at various technology companies.

Mark Carges has served as a member of our Board since 2014. Mr. Carges previously served as the Chief Technology Officer of eBay Inc., an e-commerce company, from September 2009 to September 2014. From September 2009 to November 2013, he also served as eBay’s Senior Vice President, Global Products, Marketplaces. From September 2008 to September 2009, he served as eBay’s Senior Vice President, Technology. From November 2005 to May 2008, Mr. Carges served as Executive Vice President, Products and General Manager of the Business Interaction Division of BEA Systems, Inc., a software company (acquired by Oracle Corporation). Mr. Carges has served as a member of the board of directors of Veeva Systems Inc., a provider of industry cloud solutions for the global life sciences industry, since 2017. Mr. Carges holds a B.A. from the University of California, Berkeley and an M.S. from New York University.

Mr. Carges brings the following primary experiences, qualifications and skills to the Board:
Independent Former CTO of eBay Age 59 Director Since 2014 Splunk Committee(s): Compensation Committee
	Technology infrastructure	Scaling a SaaS business	Modern cloud technologist

	Key customer segment insight	People and compensation	Governance, risk and compliance

Elisa Steele

Ms. Steele possesses specific attributes that qualify her to serve as a director, including her knowledge and experience in the software industry and professional experience as a former executive of various technology companies.

Elisa Steele has served as a member of our Board since 2017. Ms. Steele previously served as Chief Executive Officer of Namely, Inc., a financial and human capital management software company, from 2018 to 2019. Prior to joining Namely, Ms. Steele served as Chief Executive Officer and President of Jive Software, Inc., a collaboration software company (acquired by Aurea Software, Inc.), from 2015 to 2017, and was a member of the executive leadership team since 2014. Prior to joining Jive Software, Ms. Steele served as Chief Marketing Officer and Corporate Vice President, Consumer Apps & Services at Microsoft Corporation, a worldwide provider of software, services and solutions, and Chief Marketing Officer of Skype, an Internet communications company, from 2012 to 2014. Ms. Steele also has held executive leadership positions at Yahoo! Inc. and NetApp, Inc. Ms. Steele has served as a member of the board of directors of Cornerstone OnDemand, Inc., a learning and human capital management software company, since 2018, JFrog Ltd., an enterprise software company, since 2020, and Bumble Inc., an online dating and social networking platform, since 2020. Ms. Steele holds a B.S. from the University of New Hampshire and an M.B.A. from San Francisco State University.

Ms. Steele brings the following primary experiences, qualifications and skills to the Board:
Independent Independent Board Member Age 54 Director Since 2017 Splunk Committee(s): Compensation Committee
	Scaling a SaaS business	CEO experience	Modern cloud technologist

	Sales	Marketing	Key customer segment insight

	People and compensation	Governance, risk and compliance

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Corporate Governance at Splunk

Sri Viswanath

Mr. Viswanath possesses specific attributes that qualify him to serve as a director, including his product and engineering expertise, his knowledge and experience in the software industry and professional experience serving in leadership positions at other public companies.

Sri Viswanath has served as a member of our Board since 2019. Since 2016, Mr. Viswanath has served as Chief Technology Officer at Atlassian Corporation Plc, a provider of team collaboration and productivity software. Prior to joining Atlassian, Mr. Viswanath served as Senior Vice President of Engineering and Operations from April 2013 to October 2014 and Chief Technology Officer from October 2014 to January 2016 at Groupon, Inc., an e-commerce company. From 2012 to 2013, he served as Vice President of Research and Development for mobile computing at VMware, Inc., a provider of cloud and virtualization software and services. His previous experience also includes senior-level product positions at Glam Media, Inc. and Ning Inc. (acquired by Glam Media). He began his career in engineering roles at Sun Microsystems, Inc. Mr. Viswanath previously served on the board of directors of SendGrid, Inc., a provider of a cloud-based customer communication platform (acquired by Twilio Inc.), from 2017 to 2019. Mr. Viswanath holds a B.E. from Bangalore University, and a M.S. from each of Clemson University and Stanford University.

Mr. Viswanath brings the following primary experiences, qualifications and skills to the Board:
Independent CTO of Atlassian Age 45 Director Since 2019 Splunk Committee(s): Nominating and Corporate Governance Committee
	Technology infrastructure	Scaling a SaaS business	Modern cloud technologist

	Marketing	Key customer segment insight	People and compensation

Patricia Morrison

Ms. Morrison possesses specific attributes that qualify her to serve as a director, including her information technology expertise and professional experience as an executive and as a member of the board of directors of other public companies.

Patricia Morrison has served as a member of our Board since 2013. Ms. Morrison was Executive Vice President, Customer Support Services and Chief Information Officer at Cardinal Health, Inc., a provider of healthcare services, from 2009 to 2018. Prior to joining Cardinal Health, Ms. Morrison was Chief Executive Officer of Mainstay Partners, a technology advisory firm, from 2008 to 2009, and Executive Vice President and Chief Information Officer at Motorola, Inc., a designer, manufacturer, marketer and seller of mobility products, from 2005 to 2008. Her previous experience also includes Chief Information Officer of Office Depot, Inc. and senior-level information technology positions at PepsiCo, Inc., The Quaker Oats Company, General Electric Company and The Procter & Gamble Company. Ms. Morrison has served as a member of the board of directors of Baxter International Inc., a global medical products company, since 2019. Ms. Morrison previously served as a member of the board of directors of Aramark, a global provider of food, facilities and uniform services, from 2017 to 2019, and Virtusa Corporation, a global provider of digital strategy, digital engineering, and IT services and solutions, from 2020 to 2021. Ms. Morrison holds a B.A. and B.S. from Miami University in Oxford, Ohio.

Ms. Morrison brings the following primary experiences, qualifications and skills to the Board:
Independent Former EVP, Customer Support Services, and CIO of Cardinal Health Age 61 Director Since 2013 Splunk Committee(s): Audit Committee; Nominating and Corporate Governance Committee
	Technology infrastructure	Modern cloud technologist	Key customer segment insight

	People and compensation	Governance, risk and compliance

Splunk 2021 Proxy Statement 17

Corporate Governance at Splunk

Stephen Newberry

Mr. Newberry possesses specific attributes that qualify him to serve as a director, including the perspective and experience he brings as a former executive of global technology companies.

Stephen Newberry has served as a member of our Board since 2013. Mr. Newberry served as a director of Lam Research Corporation, a supplier of wafer fabrication equipment and services, from 2005 to 2019, and served as the Chairman of the board of Lam Research from 2012 to 2019. He served as Lam Research’s Chief Executive Officer from 2005 to 2011, President from 1998 to 2010, and Chief Operating Officer from 1997 to 2005. Prior to joining Lam Research, Mr. Newberry held various executive positions at Applied Materials, Inc., a provider of manufacturing solutions for the semiconductor, flat panel display and solar industries. Mr. Newberry holds a B.S. from the United States Naval Academy and is a graduate of the Program for Management Development at Harvard Business School.

Mr. Newberry brings the following primary experiences, qualifications and skills to the Board:
Independent Former Chairman of Lam Research Age 67 Director Since 2013 Splunk Committee(s): Compensation Committee
	Scaling a SaaS business	CEO experience	Sales

	Marketing	Key customer segment insight	People and compensation

Governance, risk and compliance

General Dennis Via

General Via (ret) possesses specific attributes that qualify him to serve as a director, including his information technology expertise and extensive government and leadership experience.

General Dennis L. Via, US Army, Retired, has served on our Board since 2020. General Via (ret) has served as an Executive Vice President in the Global Defense Group’s Joint Combatant Command since 2018 and a fellow for Defense Futures since 2017 at Booz Allen Hamilton Inc., a management and information technology consulting firm, and prior to this role, he served as Senior Executive Advisor from 2017 to 2018. Prior to joining Booz Allen, he served in the United States Army from 1980 to 2016, holding multiple command and senior leadership positions, including as the Commander of the U.S. Army Materiel Command from 2012 to 2016 and retiring as a four-star General. He holds a B.S. from Virginia State University and a Master of Education from Boston University.

General Via (ret) brings the following primary experiences, qualifications and skills to the Board:
Independent Executive Vice President, Booz Allen Hamilton and Retired Four-Star U.S. Army General Age 63 Director Since 2020 Splunk Committee(s): Nominating and Corporate Governance Committee
	Technology infrastructure	CEO experience	Modern cloud technologist

	Key customer segment insight	People and compensation	Governance, risk and compliance

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Corporate Governance at Splunk

Director Independence

Our common stock is listed on The Nasdaq Global Select Market. Under the rules of The Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors, and subject to specified limited exceptions, all members of its audit, compensation, and nominating and corporate governance committees must be independent. Under those rules, a director is independent only if a company’s board of directors makes an affirmative determination that the director has no material relationship with the company that would impair his or her independence.

Our Board has undertaken a review of the independence of each director. In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock of each non-employee director, as well as relationships that our directors may have with our customers and vendors. Based on this review, our Board has determined that Ms. Baack, Mr. Boyle, Mr. Carges, Ms. Morrison, Mr. Newberry, Mr. Smith, Ms. Steele, General Via (ret) and Mr. Viswanath, representing nine of our ten directors, are “independent” as that term is defined under the rules of The Nasdaq Stock Market for purposes of serving on our Board and committees of our Board. In addition, our Board determined that Mr. Connors, who served as a director until his resignation on May 1, 2021, was independent during the time he served as a director.

Stockholder Recommendations

The Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders holding at least one percent of our fully diluted capitalization continuously for at least 12 months. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our policies and procedures for director candidates, as well as the nominee criteria described above. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Stockholders meeting the applicable requirements that wish to recommend a candidate for nomination should contact our Corporate Secretary in writing. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our stock and a signed letter from the candidate confirming willingness to serve on our Board. The Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors. We did not receive any stockholder recommendations in 2020.

Stockholder Nominations

Our Bylaws permit stockholders to nominate director candidates through proxy access for inclusion in our proxy statement.

PROXY ACCESS PROCESS

1	2	3

a single stockholder, or group
of up to 20 stockholders (or 25
stockholders, if our annual revenues
are greater than $4 billion for the
most recently completed fiscal year)
owning 3% outstanding stock for
at least 3 years consecutively

the individual or group may submit
up to 20%
(if there are 10 or more directors in
office) or
up to 25%
(if there are nine or fewer directors in
office) of the directors then in office,
but in no case less than
one nominee

stockholders and nominees who satisfy the requirements specified by our Bylaws are included in the proxy statement

Splunk 2021 Proxy Statement 19

Corporate Governance at Splunk

To be timely for our 2022 annual meeting of stockholders, our Corporate Secretary must receive a stockholder’s notice of a proxy access nomination at our principal executive offices:

●	not earlier than December 5, 2021; and
●	not later than the close of business on January 4, 2022.

Advance Notice Procedures

Our Bylaws also permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described under “Other Matters—Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Board’s Role and Responsibilities

Stockholders elect the Board to oversee our management team and to serve stockholders’ long-term interests. In exercising their fiduciary duties, the Board represents and acts in the interests of our stockholders and is committed to strong corporate governance. The Board is deeply involved in the Company’s strategic planning process, risk oversight, human capital management, succession planning and selecting and evaluating the performance of our CEO.

Long-Term Strategic Planning

Our Board recognizes the importance of assuring that our overall business strategy is designed to create long-term, sustainable value for our stockholders. As a result, our Board maintains an active oversight role in helping our management team formulate, plan and implement the Company’s strategy. The Board and our management team routinely discuss the execution of our long-term strategic plans, the status of key initiatives and the key opportunities and risks facing the Company. At least annually, the Board participates in an in-depth review of the Company’s overall strategy with our management team. The Board and our management team discuss the industry and competitive landscapes, and short- and long-term plans and priorities. In addition to our business strategy, the Board reviews the Company’s financial plan for the upcoming year, which is aligned to the Company’s long-term strategic plans and priorities.

Risk Oversight

Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its stockholders. Our Board is responsible for assuring that an appropriate culture of risk management exists within the Company and for setting the right “tone at the top,” overseeing our risk management programs and practices, which includes areas such as strategic risks, including risks related to product, go-to-market and sales strategies, competitive risks, financial risks, brand and reputation risks, legal, compliance, governance and geo-political risks, operational risks and cybersecurity and technology risks.

Our Board exercises its risk oversight responsibility both directly and through its three standing committees, each of which is delegated specific risks and keeps our Board informed of its oversight responsibilities through regular reports by the committee chairs. Our management team is responsible for the day-to-day management of risks we face and members of our management team engage with the Board and its three standing committees regularly regarding such risks. Throughout the year, our Board and each committee spend a portion of their time reviewing and discussing specific risk topics.

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Corporate Governance at Splunk

The following are the key oversight responsibilities of our Board and its committees:

BOARD OF DIRECTORS
Oversees Major Risks
●Strategic and competitive ●Operational	●Financial ●Data protection and cybersecurity	●Brand and reputational ●Succession planning	●Legal, compliance and geo-political ●Culture

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Primary Risk Oversight ●Risk management framework ●Financial statements, financial reporting and internal controls ●Data protection and cybersecurity ●Legal and compliance	Primary Risk Oversight ●Employee compensation policies and practices ●Non-executive director compensation policies and practices ●Human capital management ●CEO and management succession planning	Primary Risk Oversight ●Governance framework ●Board effectiveness ●Board succession planning ●Conflicts of interest and compliance ●ESG activities, programs and public disclosure

MANAGEMENT
Identification, assessment, and mitigation of risks

Board Oversight of Response to COVID-19

Our Board, together with the Audit Committee and the Compensation Committee, has been actively engaged with our management team in monitoring the severe market developments and other effects of the ongoing COVID-19 pandemic, and our management team is in regular communication with the Board about the assessment and management of the significant risks to the Company, our employees, our customers and other stakeholders. These risks include the impact of the COVID-19 pandemic on our business and the overall economic environment, compliance with measures by private industry and governments to protect the public health, operational challenges and increased risk of cybersecurity related breaches. The Compensation Committee regularly assessed compensation-related risks resulting from the impacts and uncertainties associated with the COVID-19 pandemic on our business coupled with the complexities associated with business model transformations. In October 2020, in consultation with its independent compensation consultant Compensia (“Compensia”), the Compensation Committee made adjustments to our short-term and long-term incentive metrics given such uncertainties and complexities. In addition, the Board has overseen our management team’s initiatives to ensure the health and safety of our employees and to provide support to our customers, partners and the communities in which we operate.

Splunk 2021 Proxy Statement 21

Corporate Governance at Splunk

Human Capital Management Oversight

The tone and culture of the Company is set at the Board level and the standing committees have responsibility for specific areas of human capital management oversight. The Nominating and Corporate Governance Committee is responsible for director appointments and ensuring a diverse pool of director candidates are considered. The Compensation Committee periodically reviews and discusses with our management team the Company’s human capital management activities including, among other things, matters related to talent management and development, talent acquisition, employee engagement and diversity and inclusion. The Audit Committee oversees compliance with the Code of Business Conduct and Ethics (the “Code”). Our management team is responsible for ensuring that our policies and processes reflect and reinforce our desired corporate culture. We publish a Diversity & Inclusion Report annually in which we use our own data to identify and assess what we have achieved and understand what we need to do to increase our diversity in the workplace.

Other Core Business Functions Oversight

In addition, those employees representing certain core business functions also regularly engage with the Board and its committees. For example, some of these functions include:

●	Our Chief Information Security Officer (“CISO”) provides periodic updates to the Audit Committee and the Board on cybersecurity and other risks relevant to our information technology environment. The Audit Committee and the Board also receive updates about the results of periodic exercises and response readiness assessments led by our CISO and outside advisors who provide a third-party independent assessment of our cyber risk management program and our internal response preparedness.
●	Reporting to the Audit Committee, our internal audit function provides objective audit, investigative, and advisory services aimed at providing assurance to our management team and the Board that the Company is anticipating, identifying, assessing, and appropriately prioritizing and mitigating risks.
●	Representatives from our Legal Department update our Board regularly on material legal, ethics, compliance, governance and geo-political matters. Our Chief Ethics and Compliance Officer oversees risks related to ethics and compliance, labor and employment and disputes and litigation, and provides regular reports to the Audit Committee on these areas.
●	Our Strategy and Corporate Development team, along with others, assists the Board in its governance of strategic acquisitions and investments and assessments of the competitive landscape.

Our Board believes that its current leadership structure, described in detail under “Board Effectiveness” on page 23, supports the risk oversight function of our Board by providing for open communication between our management team and our Board. In addition, independent directors chair the various committees involved in assisting with risk oversight, and all directors are involved in the risk oversight function.

Leadership Development and Management Succession Planning

The Board and management team recognize the importance of continuously developing our executive talent. The Compensation Committee periodically reviews the performance of, and succession planning for, our management team and reports its findings and recommendations to the Board, works with the Board in evaluating potential successors to management positions and confers with the CEO to encourage our management team’s employee development programs. The Compensation Committee also periodically reviews a succession plan for the CEO position, using formal criteria to evaluate potential successors, and reporting such information to the Board. In conducting its evaluation, the Compensation Committee considers current and future organizational needs, competitive challenges, leadership/ management potential and development, and emergency situations.

The Nominating and Corporate Governance Committee regularly oversees and plans for director succession and refreshment of the Board to ensure a mix of skills, experience, tenure and diversity, as described under “Board Composition—Board Refreshment and Succession Planning” beginning on page 13.

22

Corporate Governance at Splunk

CEO Evaluation Process

Our Board conducts an annual CEO evaluation process, consisting of both a performance review and, with the Compensation Committee, a compensation analysis. For fiscal 2021, the performance evaluation component was led by our Chair of the Board and the chair of the Compensation Committee and included an assessment of the CEO’s performance in light of set objectives and a detailed CEO self-assessment. Separately, Compensia conducted a market analysis to assess alignment of CEO compensation with competitive market practices and provided its findings to the Compensation Committee. Once all the relevant performance data had been collected, our Chair and the chair of the Compensation Committee met with the CEO to discuss his performance and then prepared and presented their evaluation on CEO performance to the Board. The Compensation Committee then met in executive session to discuss the CEO performance evaluation results and CEO compensation. After reviewing all the collected data regarding performance, the Compensation Committee made its decision regarding CEO compensation for fiscal 2022. Our CEO abstained from participating in all discussions of the Compensation Committee and Board related to the final determination of his compensation.

Board Effectiveness

Leadership Structure

Mr. Smith, one of the Company’s independent directors, currently serves as Chair of our Board. The Chair presides over meetings of the Board, presides over meetings of stockholders, works with our management team to prepare agendas for meetings of the Board, serves as a liaison between our management team and the directors, and performs additional duties as the Board determines. Our Board believes that its leadership structure appropriately and effectively allocates authority, responsibility, and oversight between our management team and the members of our Board. It gives primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while the Chair facilitates our Board’s independent oversight of our management team, promotes communication between our management team and our Board, engages with stockholders, when appropriate, and leads our Board’s consideration of key governance matters.

Our Corporate Governance Guidelines require an independent director to serve as Lead Independent Director if the Chair is not an independent director. As the current Chair is an independent director, we do not currently have a Lead Independent Director.

The Nominating and Corporate Governance Committee periodically reviews the Board’s leadership structure and when appropriate, recommends changes to the Board’s leadership structure, taking into consideration the needs of the Board and the Company at such time.

Executive Sessions

The independent members of our Board and all committees of the Board generally meet in executive session without our management team present during their regularly scheduled board and committee meetings. For as long as we have independent Board and committee chairs, the Chairs will preside over these meetings.

Board Evaluations

Each year, the Nominating and Corporate Governance Committee reviews the format and framework of the Board and committee evaluation process and oversees the process itself.

The evaluation process has historically taken one of two forms: an internal assessment led by the independent Chair or Lead Independent Director (when we do not have an independent Chair) or an assessment using the services of an independent consultant. In either instance, the purpose of the evaluation is to focus on areas in which the Board or the committees believe contributions can be made going forward to increase the effectiveness of the Board or the committees. While this formal evaluation is conducted on an annual basis, directors share perspectives, feedback and suggestions year-round.

Splunk 2021 Proxy Statement 23

Corporate Governance at Splunk

For fiscal 2021, as with the last several years, the Nominating and Corporate Governance Committee used an independent consultant, experienced in corporate governance matters, to assist with the Board and committee evaluation process. Using a combination of online surveys and interviews by the consultant, directors provided feedback on individual directors, committees and the Board in general. The topics covered included, among other things, Board and committee processes, Board composition and expertise, Board refreshment and succession planning processes, and other matters designed to elicit information to be used in improving Board and committee operation, performance and capability. In addition, certain members of our management team completed an online survey regarding Board performance and Board engagement with our management team.

The consultant synthesized the results and comments received during the interviews. The consultant presented the findings to the Nominating and Corporate Governance Committee and the Board, followed by review and discussion by the full Board.

Over the past few years, the evaluation process has led to a broader scope of topics covered in Board meetings and improvements in Board process.

●These improvements include changes relating to the preparation and distribution of Board materials, adjustments to the timing and location of Board and committee meetings, a directors’ education day, an annual in-depth review of the Company’s overall strategy with our management team and a more fluid discussion of anticipated future director skills.
●The Board and management team also developed a shared understanding on Board dynamics, progress made and agreed on areas of focus for improved performance.
●The process has also informed Board and committee composition and leadership roles, which includes evolution of the director skills and experience qualifications criteria to meet the current and anticipated needs of the business and improved structure and transparency around Board refreshment and succession planning.

Results of the process, including review of contributions and performance of each director, are used by the Nominating and Corporate Governance Committee when considering whether to nominate the director for reelection to the Board.

Director Onboarding and Continuing Education

As part of our onboarding process, all new directors participate in an orientation program which familiarizes them with the Company’s business, operations, strategies and corporate governance practices, and assists them in developing Company and industry knowledge to optimize their service on the Board. Our onboarding process also includes meetings with members of our management team to accelerate their effectiveness to engage fully in deliberations of our Board.

The Company encourages directors to participate in continuing education programs focused on the Company’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors. The Company reimburses directors for their expenses associated with this participation. We provide membership in the National Association of Corporate Directors to all Board members. We also encourage our directors to attend Splunk events such as our annual users’ conference and take virtual Splunk education classes. Continuing director education is also provided during Board meetings and other Board discussions as part of the formal meetings and may include internally developed materials and presentations as well as programs presented by third parties.

24

Corporate Governance at Splunk

Board Meetings and Committees

During our fiscal year ended January 31, 2021, the Board held ten meetings, and no director attended fewer than 75% of the total number of meetings of the Board during the period for which he or she has been a director and the committees of which such director was a member during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage directors to attend. All then-serving directors attended our 2020 annual meeting of stockholders. Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

Sean Boyle
Chair

Our Audit Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and The Nasdaq Stock Market. A copy of the Audit Committee Charter is available on our investor website at http://investors. splunk.com/corporate-governance.

AUDIT COMMITTEE

The current members of our Audit Committee are Mr. Boyle, Ms. Morrison and Mr. Smith. Our Board has determined that each of the members of our Audit Committee satisfies the requirements for independence and financial literacy under the rules and regulations of The Nasdaq Stock Market and the Securities and Exchange Commission (“SEC”) applicable to Audit Committee members. Mr. Connors, who served on the Audit Committee until May 2021, was independent during his service. Our Board also determined that Mr. Boyle, Mr. Connors and Mr. Smith are audit committee financial experts as contemplated by the rules of the SEC implementing Section 407 of the Sarbanes Oxley Act of 2002. The Audit Committee held 14 meetings during the fiscal year ended January 31, 2021.

Our Audit Committee oversees our accounting and financial reporting processes and the audit of our financial statements and assists our Board in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is responsible for, among other things:

●appointing, compensating and overseeing the work of our independent auditors, including resolving disagreements between our management team and the independent registered public accounting firm regarding financial reporting and any other required communications described in applicable accounting standards, including critical audit matters;
●approving engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;
●reviewing the qualifications and independence of the independent registered public accounting firm;
●reviewing our financial statements and related disclosures and reviewing our critical accounting policies and practices;
●reviewing the adequacy and effectiveness of our internal control over financial reporting;
●establishing procedures for the receipt, retention and treatment of accounting, internal accounting controls or auditing matters, the prompt internal reporting of violations of the Code that could have a significant impact on our financial statements, and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
●preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
●reviewing and discussing with our management team and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and our publicly filed reports;
●reviewing and maintaining the related person transaction policy to ensure compliance with applicable law and that any proposed related person transactions are disclosed as required;
●overseeing the internal audit function;
●overseeing compliance with the Code and reviewing material legal and ethical matters;
●overseeing the adequacy and effectiveness of the Company’s enterprise risk management framework; and
●reviewing our cybersecurity and other information technology risks, controls and procedures.

Splunk 2021 Proxy Statement 25

Corporate Governance at Splunk

Stephen Newberry
Chair

Our Compensation Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and The Nasdaq Stock Market. A copy of the Compensation Committee Charter is available on our investor website at http:// investors. splunk.com/ corporate-governance.

COMPENSATION COMMITTEE

The current members of our Compensation Committee are Mr. Carges, Mr. Newberry and Ms. Steele. Our Board has determined that each of the members of our Compensation Committee is independent within the meaning of the independence requirements of The Nasdaq Stock Market. Our Board also determined that the composition of our Compensation Committee meets the requirements for independence under, and the functioning of our Compensation Committee complies with, any applicable requirements of The Nasdaq Stock Market and SEC rules and regulations. The Compensation Committee held seven meetings during the fiscal year ended January 31, 2021.

Our Compensation Committee oversees our compensation policies, plans and programs. Our Compensation Committee is responsible for, among other things:

●reviewing our policies, strategies and progress related to human capital management activities, including the disclosure of such activities in public filings and reports;
●reviewing periodically the succession planning for our CEO and other executive officers;
●annually reviewing and approving the primary components of compensation for our CEO and other executive officers;
●reviewing and approving compensation and corporate goals and objectives relevant to the compensation for our CEO and other executive officers;
●evaluating the performance of our CEO and other executive officers in light of established goals and objectives;
●periodically evaluating the competitiveness of the compensation of our CEO and other executive officers and our overall compensation plans;
●providing oversight of our overall compensation plans and of our 401(k) plan;
●reviewing and discussing with our management team the risks arising from our compensation policies and practices for all employees to determine if there is a reasonable likelihood of a material adverse effect on us;
●evaluating and making recommendations regarding director compensation;
●approving and overseeing compliance with any clawback policies; and
●administering our equity compensation plans for our employees and directors.

Our Compensation Committee has delegated certain day-to-day administrative and ministerial functions to our officers under our equity compensation plans and our 401(k) plan.

Compensation Committee Interlocks and Insider Participation. None of Mr. Carges, Mr. Newberry or Ms. Steele, who serves or has served during the past fiscal year as a member of our Compensation Committee, is an officer or employee of our Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

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Corporate Governance at Splunk

Patricia Morrison
Chair

Our Nominating and Corporate Governance Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and The Nasdaq Stock Market. A copy of the Nominating and Corporate Governance Committee Charter is available on our investor website at http:// investors. splunk.com/ corporate-governance.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The current members of our Nominating and Corporate Governance Committee are Ms. Baack, Ms. Morrison, General Via (ret) and Mr. Viswanath. Our Board has determined that each of the members of our Nominating and Corporate Governance Committee is independent within the meaning of the independence requirements of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee held four meetings during the fiscal year ended January 31, 2021.

Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending corporate governance policies and nominees for election to our Board and its committees. The Nominating and Corporate Governance Committee is responsible for, among other things:

●recommending desired qualifications for Board and committee membership and conducting searches for potential members of our Board;
●evaluating and making recommendations regarding the organization and governance of our Board and its committees and changes to our Certificate of Incorporation, Bylaws, the Code and stockholder communications;
●assessing the performance of board members and making recommendations regarding committee and chair assignments and composition and the size of our Board and its committees;
●evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;
●reviewing and making recommendations with regard to our Corporate Governance Guidelines and compliance with laws and regulations;
●reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by the Audit Committee;
●providing oversight of our stockholder engagement program; and
●overseeing and reviewing our ESG activities, programs and public disclosure, including in light of any stockholder feedback.

Non-Employee Director Compensation

Our non-employee director compensation program is designed to attract, retain and reward qualified non-employee directors and align the financial interests of the non-employee directors with those of our stockholders. Pursuant to this program, each member of our Board who is not our employee receives the cash and equity compensation for Board service described below. We also reimburse our non-employee directors for expenses incurred in connection with attending Board and committee meetings, assisting with other Company business, such as meeting with potential officer and director candidates, as well as continuing director education.

Our Compensation Committee has the primary responsibility for reviewing the compensation paid to our non-employee directors and making recommendations for adjustments, as appropriate, to the full Board. The Compensation Committee undertakes an annual review of the type and form of compensation paid to our non-employee directors, which includes a market assessment and analysis by Compensia. As part of this analysis, Compensia reviews non-employee director compensation trends and data from companies comprising the same executive compensation peer group used by the Compensation Committee in connection with its review of executive compensation. Following a market assessment and analysis in early fiscal 2022 by Compensia, our Board approved an increase in the award value of the annual RSU award from $250,000 to $270,000, effective as of March 11, 2021. No changes were made to the cash compensation of our non-employee directors. The Board made this change in order to continue to attract, retain and reward qualified non-employee directors, consistent with market practices and the demands placed on our Board.

Splunk 2021 Proxy Statement 27

Corporate Governance at Splunk

Among the Highlights of Our Program:

●	Periodic market assessments and analyses by the Compensation Committee’s independent compensation consultants; most recently completed assessment in fiscal 2022 indicated average non-employee director total compensation (excluding the Chair of the Board) was below the peer median.
●	Equity makes up a meaningful portion of the non-employee directors’ overall compensation mix to align interests with stockholders.
●	Reasonable cash retainers for leadership roles and committee membership to recognize additional time commitment.
●	Stock ownership guidelines of the lesser of five times the annual Board membership cash retainer and 4,000 shares support alignment with stockholders’ interests.
●	No short sales, hedging, or pledging of stock ownership positions and transactions involving derivatives of our common stock.
●	No additional fees are paid for Board meeting attendance.

Cash Compensation

Our non-employee directors are entitled to receive the following cash compensation for their services:

●	$50,000 per year for service as a Board member;
●	$25,000 per year for service as chair of the Audit Committee;
●	$20,000 per year for service as chair of the Compensation Committee;
●	$10,000 per year for service as a member of the Audit Committee or the Compensation Committee;
●	$12,500 per year for service as chair of the Nominating and Corporate Governance Committee;
●	$5,000 per year for service as a member of the Nominating and Corporate Governance Committee;
●	$30,000 per year for service as Lead Independent Director; and
●	$50,000 per year for service as non-executive Chair of the Board.

All cash payments to our non-employee directors are paid quarterly in arrears.

Equity Compensation

Initial Award. Each non-employee director who first joins our Board automatically will be granted an initial RSU award having an award value of $350,000 on the date on which such person becomes a non-employee director (unless otherwise determined by the Board), whether through election by our stockholders or appointment by our Board to fill a vacancy. An employee director who ceases to be an employee but remains a director will not receive this initial RSU award. An initial RSU award will vest as to one-third of the shares subject to the award on each of the first three anniversaries of the grant date, subject to continued service as a member of our Board through each such vesting date.

Annual Award. During fiscal 2021 and through March 11, 2021, each then-serving non-employee director was automatically granted an RSU award having an award value of $250,000 on the date of each annual meeting of stockholders. If a non-employee director’s commencement date is other than the date of an annual meeting of stockholders, such non-employee director may be granted, on such non-employee director’s commencement date, an annual award having an award value prorated based on the number of days between such director’s commencement date and the next annual meeting of stockholders. Grants of annual RSU awards will vest as to one-fourth of the shares subject to the award on September 10, December 10, March 10 and June 10 (or our next annual meeting of stockholders if earlier), subject to continued service as a member of our Board through each such vesting date.

Discretionary Award. In addition, our Board may grant a non-employee director a discretionary supplemental equity award at any time and for any reason. No such awards were granted in fiscal 2021.

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Corporate Governance at Splunk

Change in Control. Under the terms of our 2012 Equity Incentive Plan, as amended (the “2012 Plan”), if the Company experiences a change in control and our non-employee director equity awards are not assumed or substituted, those awards will accelerate and become fully vested. If those awards are assumed or substituted and the director subsequently is terminated or resigns at the request of the acquiring company, those awards will accelerate and become fully vested.

Death. Under the terms of our 2012 Plan, if a non-employee director dies, 100% of such non-employee director’s outstanding equity awards will immediately vest (or 50% in the event he or she has been in service with us for less than a year.)

Fiscal 2021 Director Compensation

The following table sets forth information regarding total compensation, in accordance with our non-employee director compensation program, for each person who served as a non-employee director during the year ended January 31, 2021.

Director Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)		Total ($)
Sara Baack	55,000		301,960		356,960
Sean Boyle	25,924	(3)	613,591	(4)	639,515
Mark Carges	60,000		301,960		361,960
John Connors(5)	75,000		301,960		376,960
Patricia Morrison	72,500		301,960		374,460
Stephen Newberry	70,000		301,960		371,960
Graham Smith	110,000		301,960		411,960
Elisa Steele	60,000		301,960		361,960
General Dennis Via	11,005	(6)	474,582	(7)	485,587
Sri Viswanath	55,000		301,960		356,960
(1)	The amounts reported in this column reflect the aggregate grant date fair value of the RSUs granted to our non-employee directors during fiscal 2021 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). These amounts do not necessarily correspond to the actual value recognized by the non-employee directors. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2021.
(2)	Other than Mr. Boyle and General Via (ret), each non-employee director was granted an award of 1,738 RSUs on June 11, 2020, with a grant date fair value of $301,960. Twenty-five percent of the RSUs vest on each of September 10, 2020, December 10, 2020, March 10, 2021 and June 10, 2021 (or the next annual meeting of stockholders if earlier), subject to the director’s continued service through such date.
(3)	Mr. Boyle was appointed to our Board effective August 26, 2020, and his Board and committee fees were prorated based on the number of days he served as a director or committee member, in fiscal 2021.
(4)	Mr. Boyle was granted an initial award of 1,775 RSUs on August 26, 2020, with a grant date fair value of $384,714, one-third of these RSUs will vest each year over three years following the date of grant, subject to his continued service as a director through each such vesting date. Mr. Boyle was granted an additional prorated annual award of 1,056 RSUs on August 26, 2020 with a grant date fair value of $228,877. The RSUs subject to this award will vest on the day prior to the Annual Meeting.
(5)	Mr. Connors resigned from our Board effective May 1, 2021. Upon his resignation date, Mr. Connors forfeited any unvested RSUs.
(6)	General Via (ret) was appointed to our Board effective November 12, 2020, and his Board fees were prorated based on the number of days he served as a director in fiscal 2021.
(7)	General Via (ret) was granted an initial award of 1,749 RSUs on November 12, 2020, with a grant date fair value of $335,371, one-third of these RSUs will vest each year over three years following the date of grant, subject to his continued service as a director through each such date. General Via (ret) was granted an additional prorated annual award of 726 RSUs on November 12, 2020 with a grant date fair value of $139,211. The RSUs subject to this award will vest on the day prior to the Annual Meeting.

Splunk 2021 Proxy Statement 29

Corporate Governance at Splunk

As of January 31, 2021, each individual who served as a non-employee director during fiscal 2021 held the following aggregate number of shares subject to outstanding RSUs:

Director Name	Aggregate Number of Stock Awards Outstanding as of January 31, 2021
Sara Baack	869
Sean Boyle	2,831
Mark Carges	869
John Connors	869
Patricia Morrison	869
Stephen Newberry	869
Graham Smith	869
Elisa Steele	869
General Dennis Via	2,475
Sri Viswanath	2,631

Stock Ownership Guidelines

Our Board believes that our directors and executive officers should hold a meaningful financial stake in the Company in order to further align their interests with those of our stockholders. To promote this belief, our Board adopted stock ownership guidelines requiring our non-employee directors to achieve certain stock ownership levels within five years of the later of September 13, 2018 or such non-employee director’s appointment or election date, as applicable. The current stock ownership guidelines are set forth below:

●	Each non-employee director must own the lesser of (i) Company stock with a value of five times the annual cash retainer for Board service and (ii) 4,000 shares.

As of the end of fiscal 2021, all of our directors met, exceeded, or are on track to meet, these guidelines based on their current rate of stock accumulations in the time frames set out in the guidelines.

See “Executive Compensation—Compensation Discussion and Analysis—Other Compensation Policies and Information—Stock Ownership Guidelines” for information about the guidelines applicable to our executive officers.

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Corporate Governance at Splunk

Stockholder Engagement

We believe that effective corporate governance includes regular, constructive conversations with our stockholders on a broad range of governance and business topics, including business strategy and execution, Board refreshment, executive compensation practices, risk oversight, ESG, culture and human capital management. Stockholders provide valuable insights into emerging issues and feedback on our related programs. We believe that ongoing engagement builds mutual trust and understanding with our stockholders and is essential to our long-term success.

We Reached out to Institutional Stockholders Representing:	We Engaged with Institutional Stockholders Representing:

In general, our stockholders have a long-term outlook and understand that we are currently in a dynamic, high-growth phase and have historically faced a talent war. We received positive feedback on our compensation and corporate governance practices. Feedback was provided to the relevant committees and the full Board. See “Executive Compensation—Compensation Discussion and Analysis—Executive Summary—Stockholder Engagement and Our 2020 Say-on-Pay Vote” for stockholder feedback on our executive compensation program.

Annual Stockholder Engagement Cycle

	We review the results of the annual meeting, together with governance trends and best practices, and regulatory developments. We start preparing our agenda for engagement in the fall.		We speak with our major stockholders and others who request meetings about significant governance and executive compensation changes, ESG updates, and other developments at the Company. We solicit feedback on topics that are important to them.
SUMMER		FALL

	We publish our proxy statement and annual report to our stockholders. We reach out to our major stockholders and speak with those wanting to engage about important topics to be addressed at our annual meeting. Stockholders vote on election of directors, executive compensation, ratification of our auditors, and such other matters as may arise at our annual meeting.		We communicate to the Board and its committees any feedback received and consider those perspectives in upcoming governance and executive compensation discussions. We consider disclosure enhancements.
SPRING		WINTER

Splunk 2021 Proxy Statement 31

Corporate Governance at Splunk

Stockholder Communications with the Board

We have a practice of regularly engaging with stockholders to seek their feedback. Stockholders may also communicate with the Board or with an individual member of the Board by writing to the Board or to the particular member of the Board and mailing the correspondence to: c/o Corporate Secretary, Splunk Inc., 270 Brannan Street, San Francisco, California 94107. All such stockholder communications will be reviewed initially by our Corporate Secretary or the Legal Department and, if appropriate, will be forwarded to the appropriate member or members of the Board, or if none is specified, to the Chair of the Board. This process assists the Board in reviewing and responding to stockholder communications in an appropriate manner. The Corporate Secretary reports regularly to the Nominating and Corporate Governance Committee on all correspondence received that, in their opinion, involves functions of the Board or its committees or that they otherwise determine merits Board attention.

ESG Oversight and Highlights

The Board believes operating sustainably benefits the Company’s many different stakeholders and drives long-term value creation. We believe that data can deliver clarity, accelerate positive change, strengthen and lift up communities, and create a more just world. We work to conduct our business in ways that are principled, transparent and accountable to our stakeholders. We focus our efforts where we can have the most positive impact on our business stakeholders and communities and are committed to effectively govern and manage the environmental and social risks and opportunities that arise from our core business strategy.

Oversight of ESG

General oversight of our ESG strategy and reporting is the responsibility of the Nominating and Corporate Governance Committee. The other Board committees, as well as the full Board, oversee ESG issues associated with their respective areas of responsibility. For example, oversight of Splunk’s enterprise risk management framework and cybersecurity and other information technology risks is the responsibility of the Audit Committee. Oversight of a range of human capital management activities, including talent management and development, talent acquisition, employee engagement and diversity, equity and inclusion, is the responsibility of the Compensation Committee.

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Corporate Governance at Splunk

Our ESG Pillars and Highlights

In fiscal 2021, we released our first ESG update (“ESG Update”) to provide transparency and outline our aspirations in critical areas, establishing a benchmark for progress over time. The ESG Update highlights how we are working to address our ESG priorities in the three core areas of Data Privacy and Security, Inclusive and Ethical Growth and Societal Impact. Our stakeholders expressed significant interest in these topics, and they also represent the areas where we believe we have the ability to drive the most change.

Data Privacy and Security	Inclusive and Ethical Growth	Societal Impact

We know how important robust data privacy and security practices are to any successful business. That’s why we invest in governance and technology to protect the data entrusted to us.

●Our Data Protection Officer is responsible for overseeing compliance with the legal requirements related to our collection and use of data entrusted to us.
●Our Chief Information and Security Officer is responsible for overseeing Splunk’s information security practices and programs.
●With cloud driving our next phase of growth, we intend to continue investing in security, compliance and monitoring to ensure the protection of data entrusted to us. We expect these to include continued implementation of incremental security, process and data controls across our technology infrastructure and deployment of additional security tools and security layers.

We understand our responsibility extends to all our stakeholders. Business today requires going beyond compliance. As we continue to grow, we’re committed to building and sustaining a culture of inclusion and ethical responsibility.

●We focus on hiring, retaining and promoting diverse talent through the organization at all levels and have published our results in our first in-depth Diversity & Inclusion Annual Report.
●We documented our Commitment to Racial Equity and Social Justice for All, signed by our executive staff, reinforcing that racism and social injustice have no place at Splunk.
●We are actively enhancing our procurement program with a focus on inclusive and environmentally conscious suppliers.

We remain more convinced than ever that data is a key component of addressing the world’s most complex and pressing social and environmental challenges. We will continue to leverage our technology and talent to find solutions to these challenges.

●We launched a $50 million Splunk Social Impact Venture fund focused on accelerating the growth of companies that are using data to improve society, solve problems and promote positive change.
●We began calculating our greenhouse gas emissions and water footprint to understand the most significant impact of our operations in fiscal 2020.
●Looking forward, we will continue to take a holistic approach to our work and ensure that our programs and services are driven through collaboration across sectors and bridge the gap to help close the data divide.

For more information please see our ESG Update (available at: https://www.splunk.com/en_us/about-us/esg-overview.html). The contents of our ESG Update are referenced for general information only and are not incorporated by reference in this proxy statement.

Splunk 2021 Proxy Statement 33

Corporate Governance at Splunk

Other Governance Policies and Practices

Related Party and Other Transactions

Policies and Procedures for Related Party Transactions

The Audit Committee of our Board has the primary responsibility for reviewing and approving or ratifying transactions with related parties. We have adopted a formal written policy providing that related parties, which includes our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our common stock, and any member of the immediate family of any of the foregoing persons, are not permitted to enter into a related party transaction with us, other than certain standing pre-approved transactions under the policy, without the prior consent of our Audit Committee.

In approving or rejecting any such proposal, our Audit Committee considers the relevant facts and circumstances available and deemed relevant to our Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related party’s interest in the transaction and their involvement in the transaction, if any.

In the event we become aware of a related party transaction that was not previously approved or ratified under the policy, our Audit Committee will evaluate all options available, including whether to ratify, amend, terminate, rescind or take other action as appropriate.

From time to time, we engage in ordinary course commercial transactions with other entities whose officers or directors are also directors of the Company, whose directors are officers of the Company, or whose officers or directors are immediate family members of an officer or director of the Company. Such transactions are conducted on an arm’s-length basis and our related parties do not have a material interest in such transactions. The Audit Committee has adopted standing pre-approvals under the policy for these and certain other transactions that do not create or involve a direct or indirect material interest.

Since the beginning of our last fiscal year, there were no related person transactions, and there are not currently any proposed related person transactions, that would require disclosure under the SEC rules.

Employment Arrangements and Indemnification Agreements

We have entered into employment arrangements with certain current executive officers. See “Executive Compensation—Compensation Tables—Executive Employment Arrangements.”

We have also entered into indemnification agreements with certain directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Anti-Hedging and Anti-Pledging Policy; Stock Trading Practices

We maintain an Insider Trading Policy that, among other things, prohibits our officers, directors and employees from trading during quarterly and special blackout periods. We also prohibit all employees and directors, certain partners with access to confidential information and third parties identified from time to time by our Insider Trading Compliance Officer from engaging in short sales, hedging, swaps, exchange funds and similar transactions designed to decrease the risks associated with holding the Company’s securities, as well as pledging the Company’s securities as collateral for loans and transactions involving derivative securities relating to our common stock. None of the Company’s subsidiaries have publicly traded equity securities. Our Insider Trading Policy requires all directors, the CEO, Section 16 officers and employees identified by the Insider Trading Compliance Officer to obtain written pre-clearance from the Insider Trading Compliance Officer or his or her designee prior to buying, selling, or engaging in any other transaction in the Company’s securities.

Further, we have adopted Rule 10b5-1 Trading Plan Guidelines that permit our directors and certain employees to adopt Rule 10b5-1 trading plans (“10b5-1 plans”). Under our 10b5-1 Trading Plan Guidelines, 10b5-1 plans may only be adopted or modified during an open trading window under our Insider Trading Policy and only when such individual does not otherwise possess material nonpublic information about the Company. The first trade under a 10b5-1 plan may not occur until the completion of the next quarterly blackout period following the adoption or modification of the 10b5-1 plan, as applicable.

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Audit Committee Matters

2

Ratification of Appointment of Independent Registered Public Accounting Firm

The Board recommends a vote “FOR” the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending January 31, 2022.

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (“PwC”), independent registered public accountants, to audit our financial statements for the fiscal year ending January 31, 2022. During our fiscal year ended January 31, 2021, PwC served as our independent registered public accounting firm.

Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Splunk and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending January 31, 2022. Our Audit Committee is submitting the selection of PwC to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of PwC will be present at the Annual Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

The ratification of the appointment of PwC must receive the affirmative vote of at least a majority of the shares present in person (virtually) or by proxy at the meeting and entitled to vote thereon to be approved. Abstentions are considered votes cast and thus will have the same effect as votes “Against” the proposal. Broker non-votes will have no effect on the outcome of the vote. If the stockholders do not ratify the appointment of PwC, the Board or Audit Committee will reconsider the appointment.

Splunk 2021 Proxy Statement 35

Audit Committee Matters

Report of the Audit Committee

The Audit Committee is a committee of the Board comprised solely of independent directors, as required by the listing standards of The Nasdaq Stock Market and rules of the SEC. The Audit Committee operates under a written charter approved by the Board, which is available on our investor website at http://investors.splunk.com/corporate-governance. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.

As of the date this report was approved, the Audit Committee consisted of four members: Sean Boyle, John Connors, Patricia Morrison, and Graham Smith. Mr. Boyle, Mr. Connors and Mr. Smith are “audit committee financial experts” as defined under SEC rules and regulations. With respect to the Company’s financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s consolidated financial statements. PwC is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare or certify the Company’s financial statements or guarantee the audits or reports of PwC. These are the fundamental responsibilities of management and PwC. In the performance of its oversight function, the Audit Committee has:

●	reviewed and discussed the audited financial statements with management and PwC;
●	discussed with PwC the applicable requirements of the Public Company Accounting Oversight Board; and
●	received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence

Based on the Audit Committee’s review and discussions with management and PwC, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2021 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board:

Sean Boyle (Chair)
John Connors(1)
Patricia Morrison
Graham Smith

____________________
(1)	Mr. Connors resigned from the Board effective May 1, 2021.

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Audit Committee Matters

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by PwC for the fiscal years ended January 31, 2020 and 2021. All fees were pre-approved by the Audit Committee in accordance with the policy described below.

	2020 ($)	2021 ($)
Audit Fees(1)	4,011,196	4,626,990
Audit-Related Fees	—	—
Tax Fees(2)	852,659	968,767
All Other Fees(3)	3,870	152,870
Total:	4,867,725	5,748,626
(1)

Audit fees consist of fees for professional services provided in connection with the integrated audit of our annual financial statements, management’s report on internal controls, the review of our quarterly consolidated financial statements, and audit services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years, such as statutory audits.

(2)	Tax fees consist of fees billed for tax compliance, consultation and planning services.
(3)	All other fees consist of fees billed for access to online accounting and tax research software. These fees include ERP system implementation for the fiscal year ended January 31, 2021.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board, regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Before engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm submits a description of services expected to be rendered during that year to the Audit Committee for approval.

The Audit Committee pre-approves particular services or categories of services on a case-by-case basis. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and our management team to report actual fees versus budgeted fees periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the services must be pre-approved by the Audit Committee before the independent registered public accounting firm is engaged.

Splunk 2021 Proxy Statement 37

Our Executive Officers

The following table identifies certain information about our executive officers as of May 1, 2021. Executive officers are appointed by the Board to hold office until their successors are elected and qualified.

Name	Age	Position(s)
Douglas Merritt	57	President, CEO and Director
Teresa Carlson	58	President and Chief Growth Officer
Jason Child	52	Senior Vice President and Chief Financial Officer
Scott Morgan	50	Senior Vice President, Chief Legal Officer, Global Affairs and Secretary
Timothy Tully	43	Senior Vice President, Chief Technology Officer

Douglas Merritt has served as our President, CEO and a member of our Board since 2015. Mr. Merritt served as our Senior Vice President of Field Operations from 2014 to 2015. Prior to joining us, he served as Senior Vice President of Products and Solutions Marketing at Cisco Systems, Inc., a networking company, from 2012 to 2014. From 2011 to 2012, he served as Chief Executive Officer of Baynote, Inc., a behavioral personalization and marketing technology company. Previously, Mr. Merritt served in a number of executive roles and as a member of the extended Executive Board at SAP A.G., an enterprise software company, from 2005 to 2011. From 2001 to 2004, Mr. Merritt served as Group Vice President and General Manager of the Human Capital Management Product Division at PeopleSoft Inc., a software company (acquired by Oracle Corporation). He also co-founded and served as Chief Executive Officer of Icarian, Inc., a cloud-based company (since acquired by Workstream Corp.), from 1996 to 2001. Mr. Merritt has served as a member of the board of directors of Dragoneer Growth Opportunities Corp., a special purchase acquisition company, since 2020. Mr. Merritt holds a B.S. from The University of the Pacific in Stockton, California.

Teresa Carlson has served as our President and Chief Growth Officer since 2021. Prior to joining us, Ms. Carlson served as Vice President, Worldwide Public Sector and Industries of Amazon Web Services, Inc., a cloud computing and infrastructure company, from 2010 to 2021. Previously, Ms. Carlson led sales, marketing and business development organizations at Microsoft Corporation, a technology company, Lexign, Inc. (formerly Keyfile Corporation), a software company, and NovaCare Rehabilitation, a provider of physical therapy services. Ms. Carlson holds a B.A. and M.S. from Western Kentucky University.

Jason Child has served as our Senior Vice President and Chief Financial Officer since 2019. Prior to joining us, Mr. Child served as Chief Financial Officer at Opendoor Labs Inc., an online real estate marketplace, from 2017 to 2019. From 2015 to 2016, Mr. Child was Chief Financial Officer at AliphCom, Inc. (d/b/a Jawbone), a consumer technology and wearable products company. Mr. Child served as Chief Financial Officer at Groupon, Inc., an e-commerce company, from 2010 to 2015. Previously, he spent over 11 years leading various global finance teams at Amazon.com, Inc., an e-commerce and cloud computing company. Mr. Child began his career at Arthur Andersen LLP. He holds a B.A. from the University of Washington.

Scott Morgan has served as our Senior Vice President, Chief Legal Officer since 2019 and our Secretary since 2018. Mr. Morgan has also led our Global Affairs organizations since 2020. Prior to this role, Mr. Morgan served as our General Counsel from 2017 to 2019, as our Vice President, Associate General Counsel from 2014 to 2017 and as our Associate General Counsel from 2012 to 2014. He also served as our Assistant Secretary from 2012 to 2018. Prior to joining us, Mr. Morgan served as legal counsel at Autodesk, Inc., a design software and services company and Tellabs, Inc., a provider of access networks solutions. Mr. Morgan began his career as an associate at Morrison & Foerster LLP and at Thoits, Love, Hershberger & McClean LLP. Mr. Morgan holds a B.A. from the University of California, Berkeley and a J.D. from the University of California, Hastings College of the Law.

Timothy Tully has served as our Senior Vice President, Chief Technology Officer since 2018. Prior to this role, Mr. Tully served as our Chief Technology Officer in 2017. Prior to joining us, Mr. Tully served in various roles at Yahoo! Inc., a digital information discovery company, from 2003 to 2017, including most recently as Vice President, Engineering from 2014 to 2017 and before that in engineering leadership roles including Distinguished Engineer and Chief Data Architect. Mr. Tully began his career as a Member of Technical Staff on the JavaSoft team at Sun Microsystems, Inc., a provider of network computing infrastructure solutions, and also spent time at several startup companies. Mr. Tully holds an M.S. from Carnegie Mellon University and a B.S. from the University of California, Davis. In April 2021, Mr. Tully informed us of his decision to resign as our Senior Vice President, Chief Technology Officer, effective as of May 4, 2021.

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Executive Compensation

3	Advisory Vote to Approve Named Executive Officer Compensation The Board recommends a vote “FOR” the Approval, on an Advisory Basis, of our Named Executive Officer Compensation.

As required by SEC rules, we are asking our stockholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section beginning on page 40, the compensation tables and the related narratives appearing in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. We currently hold our Say-on-Pay vote every year.

The Say-on-Pay vote must receive the affirmative vote of at least a majority of the shares present in person (virtually) or by proxy at the meeting and entitled to vote thereon to be approved. Abstentions are considered votes cast and thus have the same effect as votes “Against” the proposal. Broker non-votes will have no effect on the outcome of the vote. The Say-on-Pay vote is advisory, and therefore is not binding on us, our Compensation Committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will endeavor to engage with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns. The Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We believe that our executive compensation program is effective in achieving the Company’s objectives of:

●	Recruiting, incentivizing and retaining highly qualified executive officers who possess the skills and leadership necessary to grow our business;
●	Directly linking incentive compensation for our executive officers with achieving or exceeding our strategic and financial performance goals;
●	Providing meaningful long-term incentives to align the interests of our executive officers with those of our stockholders;
●	Reflecting our long-term strategy, which includes a financial strategy of disciplined investing for our future growth;
●	Promoting a healthy approach to risk and sensitivity to underperformance as well as outperformance; and
●	Providing compensation packages that are competitive, reasonable and fair relative to peers, the overall market and performance.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the 2021 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”

Splunk 2021 Proxy Statement 39

Executive Compensation

Compensation Discussion and Analysis

Executive Summary

Our executive compensation program is designed to attract, motivate and retain the key executives who drive our success. Pay that reflects performance and aligns with the interests of long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation program to include significant performance metrics that are aligned with our business strategy and long-term stockholder value creation.

The fiscal 2021 executive compensation program provided short-term cash bonuses designed to drive top-line growth and long-term equity awards designed to drive annual recurring revenue (“ARR”), operating cash flow and stock price performance. We believe that both ARR growth and operating cash flow performance are critical to long-term stockholder value creation and that incorporating stock price growth as part of our long-term equity award design further aligns our executives’ and stockholders’ interests.

Strategic Context and Fiscal 2021 Business Highlights

We provide innovative cloud and software offerings that deliver and operationalize insights from the data generated by digital systems. This data is growing significantly as a direct result of the prevalence and importance of digital systems used by today’s organizations. Decades of investment in digital transformation have integrated the hardware and software that comprise digital systems into every aspect of how modern organizations operate. The data generated by these systems contains a comprehensive, real-time record of operations, interactions, and transactions for organizations that, in turn, our offerings convert into insights that improve technology and business outcomes for our customers. Our solutions for Security, Information Technology (“IT”) Operations, and Observability empower users in technology roles, including cybersecurity, IT operations, and application development to monitor and secure digital systems more quickly and efficiently. Business users leverage our offerings to gain visibility to their digital processes in order to deliver better experiences, improve decisions and drive better results in areas including supply chain, inbound and outbound logistics, manufacturing, sales, and service.

Our offerings provide visibility to our customers’ diverse technology infrastructure including systems deployed on the edge, on premises, and in private and public cloud environments, running software ranging from embedded applications to cloud native ones. We also believe our offerings empower operational transformation, helping customers move from reactive, non-scalable and ineffective approaches to proactive, automated, and AI-assisted processes that drive better outcomes even as the scale and complexity of their infrastructures grow.

The events of 2020 significantly increased the importance of being a digital, data-driven enterprise. The COVID-19 pandemic is exerting an enormous amount of pressure on organizations of all kinds to support new ways of working, to deliver better experiences and outcomes, and to enable entirely new offerings and business models. We believe that Splunk enables organizations to rise to these challenges by leveraging technology to achieve greater efficiency, agility, security, and drive a sustained competitive advantage.

We have reached a key milestone in our ongoing business transformation to a subscription model, where cloud services represent the majority of our total software bookings. Our revenue mix has shifted from sales of licenses to sales of cloud services and we expect it will continue to shift in favor of cloud services. Our transition to a predominantly cloud services delivery model has impacted, and it will continue to impact the timing of our recognition of revenue as an increasing percentage of our sales becomes recognized ratably, as well as impact our operating margins as cloud services become a larger percentage of our sales. Our shift to a subscription model has happened faster than we expected, and our ability to predict our revenue and margins in any particular period has been, and may continue to be, limited. We have also shifted from generally invoicing our multi-year contracts upfront to invoicing on an annual basis. Accordingly, we have seen the timing of our cash collections extend over a longer period of time with the transition to a subscription model than it has historically, and we expect this to negatively impact operating cash flows through at least fiscal 2022.

In fiscal 2021, we prioritized delivering growth with a focus on disciplined execution of our business objectives as we navigate our ongoing business transformation to a subscription model. We believe ARR is an optimal indicator of growth because it cuts through the timing and therefore variability of our recognition of revenue to better reflect the underlying growth of our business during the transformation. Accordingly, in fiscal 2021, we and our investors focused on total annual recurring revenue (“ARR”) and operating cash flow metrics. Our ongoing efforts with respect to customer success and adoption led to continued top-line ARR growth. Our focus on capturing our large and growing market opportunity requires that we continue to invest in our business. Accordingly, in fiscal 2021 our executive compensation plans balanced growth and operational discipline in support of our long-term market opportunity.

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Executive Compensation

In March 2020, the Compensation Committee established target levels for ARR and ACV performance for fiscal 2021 that it considered very aggressive, yet achievable with focused effort and execution by our NEOs, and that reflected a rigorous increase in growth relative to our prior fiscal year ARR and ACV achievement. In October 2020, the Compensation Committee took the unprecedented step of adjusting the targets as well as the tiers of the ARR and ACV metrics payout multiples relative to target for the executive bonus plan and PSUs in fiscal 2021 given the uncertainties in the macro environment, including the impact of the COVID-19 pandemic on our business and that of our customers and the overall environment being coupled with the complexities associated with business model transformations. We believe that our effort and performance were strong in fiscal 2021, as demonstrated by our business highlights below.

Our fiscal 2021 business highlights include achievement of the following ARR and operating cash flow results and other important metrics:

●	Total ARR of $2.365 billion, up 41% year-over-year(1);
●	Operating cash flow of negative $191 million with free cash flow of negative $228 million(2);
●	Non-GAAP operating margin of negative 3.8%(2); and
●	510 customers with ARR greater than $1 million, up 44% year-over-year.

(1)	Total ARR represents the annualized revenue run-rate of active subscription, term license, and maintenance contracts at the end of a reporting period as reported in our Annual Report on Form 10-K for the year ended January 31, 2021. Each contract is annualized by dividing the total contract value by the number of days in the contract term and then multiplying by 365. ARR should be viewed independently of revenue, and does not represent our revenue under GAAP on an annualized basis, as it is an operating metric that can be impacted by contract start and end dates and renewal rates. ARR is not intended to be a replacement or forecasts of revenue.
(2)	To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we provide investors with certain non-GAAP financial measures, including non-GAAP operating margin and free cash flow. For a full reconciliation between GAAP and non-GAAP operating margin and between net cash used in operating activities and free cash flow, please see our Annual Report on Form 10-K for the year ended January 31, 2021.

Total ARR	Total Stockholder Return*
($ in millions) • FYE January 31	FYE January 31

* The chart shows the total return on our common stock through the end of fiscal 2021, assuming an initial investment of $100 at the end of fiscal 2016.

We believe our executive compensation program structure incentivized our NEOs to drive towards our strong growth, financial performance and execution for fiscal 2021. In addition, we believe our NEOs’ compensation for fiscal 2021 appropriately reflected and rewarded their collective contributions to our performance. We have an executive management team of seasoned and accomplished leaders focused on executing on our market opportunity and leading us through our next phase of growth.

Splunk 2021 Proxy Statement 41

Executive Compensation

Our Executive Compensation Practices

Our executive compensation policies and practices are designed to reinforce our pay for performance philosophy and align with sound governance principles. The following chart highlights our fiscal 2021 executive compensation policies and practices:

WHAT WE DO

●Performance-based cash and equity incentives
●Caps on performance-based cash and equity incentive compensation
●Annual review and approval of our executive compensation strategy
●Significant portion of executive compensation at risk based on corporate performance
●Clawback policy on cash and equity incentive compensation
●Stock ownership guidelines for executive officers and directors
●Multi-year equity award vesting periods for equity awards
●Independent compensation consultant engaged by the Compensation Committee
●100% independent directors on the Compensation Committee
●Limited and modest perquisites
●Formal CEO evaluation tied to compensation decisions
●Ongoing engagement with our institutional stockholders regarding our compensation policies and practices

WHAT WE DON’T DO

●No “single trigger” change in control payments and benefits
●No post-termination retirement or pension-type non-cash benefits or perquisites for our executive officers that are not generally available to our employees
●No tax gross-ups for change in control related payments
●No short sales, hedging, or pledging of stock ownership positions and transactions involving derivatives of our common stock
●No strict benchmarking of compensation to a specific percentile of our peer group

Stockholder Engagement and Our 2020 Say-On-Pay Vote

We value our stockholders’ continued interest and feedback. We are committed to maintaining an active dialogue to understand the priorities and concerns of our stockholders and believe that ongoing engagement builds mutual trust and alignment with our stockholders and is essential to our long-term success.

We Reached out to Institutional Stockholders Representing:	We Engaged with Institutional Stockholders Representing:	Say-On-Pay Approval:

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Executive Compensation

In the course of 12 meetings with our institutional stockholders and a global stewardship provider, we received valuable feedback on our executive compensation program, policies and practices as described in the chart below. We discussed with these stockholders the reasons for their support of, and for a small percentage their opposition to, our 2020 Say-on-Pay resolution, which was approved by approximately 88% of the votes cast at our 2020 annual meeting of stockholders. Stockholders generally viewed the evolution of our executive compensation program as consistent with what we previously communicated in our outreach over the past several years and consistent with our strategy and pay for performance philosophy. Based on input from stockholders in fiscal 2020, the Compensation Committee determined that the fiscal 2021 executive compensation program was consistent with our philosophy, policies and practices. The key feedback from our stockholders related to our executive compensation program and our responses are shown in the chart below. See “Corporate Governance at Splunk—Stockholder Engagement” on page 31 of this proxy statement for more information on our stockholder engagement program.

Area of Focus	What We Heard from Investors	How We Responded
Performance Metrics and Performance Period
●Current performance metrics tie to our business strategy and are appropriate given our ongoing business model transformation
●Consider additional metrics in the short-term bonus plan
●Consider a longer performance period for performance-based equity awards as we complete our business model transformation
●Open to mid-year adjustments to fiscal 2021 performance metrics, as long as comprehensively disclosed in the proxy statement

●Maintained ARR metric in fiscal 2022 short-term bonus plan and PSU program to align our incentives with key drivers of stockholder value during our ongoing business transformation to a subscription model with a focus on cloud services
●Maintained operating cash flow metric in fiscal 2022 PSU program to reflect focus on disciplined execution of our business objectives during our ongoing business model transformation
●Considered other metrics, but determined not appropriate at this stage in our maturity where our and our investors’ focus is on continued scale, growth and innovation
●Continued to include a multi-year stock price performance metric in fiscal 2022 PSU program for long-term stock price performance that exceeds index performance to further align the interests of our NEOs and stockholders
●Assessed our PSU performance period length and confirmed that one year continues to be appropriate in light of our ongoing business transformation and growth trajectory and that the component of the PSU program that rewards multi-year stock price performance adds further incentive over a longer timeframe
●Expanded proxy disclosure to provide transparency about the rationale for our mid-year adjustments to our fiscal 2021 performance metrics. See “Discussion of our Fiscal 2021 Executive Compensation Program—Components of our Compensation Program and Fiscal 2021 Compensation-—Cash Bonuses—Mid-Year Changes to Fiscal 2021 Performance Objectives.”

Quantum of CEO and NEO Pay	●Amount of pay generally reasonable given talent war and performance ●Appropriate mix of short- and long-term incentives, as well as proportion of performance- and time-based equity awards
●Continued to assess executive compensation in the context of our business strategy and our strong performance, as well as against market practices in consultation with independent compensation consultant

Splunk 2021 Proxy Statement 43

Executive Compensation

Discussion of Our Fiscal 2021 Executive Compensation Program

We align our executive compensation program with our business strategy and focus on what we believe to be key to our success—growth, execution, innovation and disruption. This section provides an overview of the philosophy, objectives and components of our executive compensation program. In addition, we explain how and why the Compensation Committee arrived at the specific compensation policies and decisions for our executive officers during fiscal 2021.

Our NEOs for fiscal 2021 are:

●	Douglas Merritt, our President, CEO and member of the Board;
●	Jason Child, our Senior Vice President and Chief Financial Officer;
●	Scott Morgan, our Senior Vice President, Chief Legal Officer, Global Affairs and Secretary;
●	Susan St. Ledger, our former President, Worldwide Field Operations(1); and
●	Timothy Tully, our Senior Vice President, Chief Technology Officer(2).

(1)	Ms. St. Ledger resigned as President, Worldwide Field Operations in September 2020, and continued her employment as an advisor to our CEO until January 31, 2021.
(2)	In April 2021, Mr. Tully informed us of his decision to resign as Senior Vice President, Chief Technology Officer, effective as of May 4, 2021.

Philosophy and Objectives

Our “Pay for Performance” Philosophy. We operate in a highly competitive business environment within a rapidly evolving and extremely competitive talent market. To successfully compete and grow our business in this dynamic environment, we need to recruit, incentivize and retain talented and seasoned technology leaders. Our success critically depends on the skill, acumen and motivation of our executives and employees to rapidly execute at the highest level. To that end, our executive compensation program is shaped by our “pay for performance” philosophy.

Our Current Objectives. The current objectives of our executive compensation program are to:

●	Recruit, incentivize and retain highly qualified executive officers who possess the skills and leadership necessary to grow our business;
●	Directly link incentive compensation for our executive officers with achieving or exceeding our strategic and financial performance goals;
●	Provide meaningful long-term incentives to align the interests of our executive officers with those of our stockholders;
●	Reflect our long-term strategy, which includes a financial strategy of disciplined investing for our future growth;
●	Promote a healthy approach to risk and be sensitive to underperformance as well as outperformance; and
●	Provide compensation packages that are competitive, reasonable and fair relative to peers, the overall market and performance.

Intense Competition For Talent; How We’ve Responded. We actively compete with other companies in seeking to attract and retain a skilled executive management team. This is particularly prevalent in our industry, where there are a number of rapidly expanding technology companies intensely competing for highly qualified candidates. In addition, the success and prominence of our business in the emerging big data market is increasingly attracting the attention of competitors and other companies. This has caused us to increase our focus on retaining employees, including our executives, as we are seen as a company with experienced employee talent that has successfully and rapidly scaled our technology business.

We have responded to this intense competition for talent by implementing compensation practices designed to motivate our employees, including our executive officers, to pursue our corporate objectives while incentivizing them to create long-term value for our stockholders. Our executive compensation program combines short-term and long-term components, including salary, cash bonuses, and equity awards. While challenging to achieve, we believe we have found the proper mix of incentives that attracts, motivates and retains each executive officer.

We regularly review and, if appropriate, adjust our executive compensation program to match the maturity, size, scale and growth of our business. Because our ability to compete and succeed in this dynamic environment is directly correlated to our ability to recruit, incentivize and retain talented and seasoned technology leaders, we expect to continue to adjust our approach to executive compensation to respond to our needs and market conditions as they evolve.

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Executive Compensation

Compensation Process

Role of Compensation Committee

Pursuant to its charter, the Compensation Committee is responsible for annually reviewing and approving compensation arrangements for our executive officers, including our CEO, for reviewing and approving corporate goals and objectives relevant to these compensation arrangements, evaluating executive performance, and considering factors related to the performance of the Company, including accomplishment of the Company’s long-term business and financial goals. For additional information about the Compensation Committee, see “Corporate Governance at Splunk—Board Meetings and Committees—Compensation Committee” in this proxy statement.

In making executive compensation decisions, the Compensation Committee seeks the assistance of its independent compensation consultant, Compensia (“Compensia”), as well as our CEO and our management team (except with respect to their own compensation). The Compensation Committee reviews the cash and equity compensation of our executive officers to properly incentivize and reward them for their performance.

The Compensation Committee makes compensation decisions after consideration of many factors, including:

●	The performance and experience of each executive officer;
●	The scope and strategic impact of the executive officer’s responsibilities;
●	Our past business performance and future expectations;
●	Our long-term goals and strategies;
●	The performance of our executive team as a whole;
●	The difficulty and cost of replacing high-performing leaders with in-demand skills;
●	The past compensation levels of each individual;
●	The relative compensation among our executive officers; and
●	The competitiveness of compensation relative to our peer group.

Role of Management

The Compensation Committee consults with members of our management team, including our CEO and our human resources, finance and legal professionals (except with respect to their own compensation) when making compensation decisions. Typically, our CEO and other members of our management team provide the Compensation Committee with information on corporate and individual performance and their perspective and recommendations on compensation matters. Our CEO makes recommendations to the Compensation Committee regarding compensation matters, including the compensation of our other executive officers. The Compensation Committee uses these recommendations as one of several factors in making compensation decisions, and those decisions do not necessarily follow the CEO’s recommendations.

Role of Compensation Consultant

The Compensation Committee has the authority to retain the services and obtain the advice of external advisors, including compensation consultants, legal counsel or other advisors, to assist in the evaluation of executive officer compensation. For fiscal 2021, the Compensation Committee engaged Compensia to review our executive compensation policies and practices, to conduct an executive compensation market analysis and to review our equity practices to help ensure alignment with competitive market practices. Compensia reviewed and advised on all principal aspects of our executive compensation program for fiscal 2021, including:

●	Assisting in developing a peer group of publicly traded companies to be used to help assess executive compensation;
●	Assisting in assuring a competitive compensation framework and consistent executive compensation assessment practices relevant to a comparable public company at our stage;
●	Meeting regularly with the Compensation Committee to review all elements of executive compensation, including the competitiveness of our executive compensation program against those of our peer companies and the design of our PSU program; and
●	Assisting in the risk assessment of our compensation programs.

Representatives from Compensia attend the meetings of the Compensation Committee and communicate with members of the Compensation Committee and our management team outside the formal Compensation Committee meetings from time to time.

Splunk 2021 Proxy Statement 45

Executive Compensation

During fiscal 2021, Compensia also performed services for us at the direction of the Compensation Committee relating to equity utilization, proxy statement support, and general Compensation Committee support. Compensia also advised the Compensation Committee on market practice and current trends and developments around executive compensation, in light of the COVID-19 pandemic.

Based on the consideration of the factors specified in the rules of the SEC and the listing standards of The NASDAQ Stock Market, the Compensation Committee does not believe that its relationship with Compensia and the work of Compensia on behalf of the Compensation Committee has raised any conflict of interest. The Compensation Committee reviews these factors on an annual basis. As part of the Compensation Committee’s determination of Compensia’s independence, it received written confirmation from Compensia addressing these factors and supporting the independence determination.

Peer Group

The Compensation Committee reviews market data of companies that it believes are comparable to us. With Compensia’s assistance, the Compensation Committee developed a peer group for use when making its fiscal 2021 compensation decisions, which consisted of publicly traded software and software services companies headquartered in the U.S. that generally had revenue between 0.33x and 3.0x of our revenue, generally had experienced strong year-over-year revenue growth, and/or had a market capitalization between 0.33x and 3.0x of our market capitalization. The Compensation Committee referred to compensation data from this peer group when making fiscal 2021 base salary, cash bonus and equity award decisions for our executive officers. The following is a list of the public companies that comprised our fiscal 2021 peer group:

Akamai Technologies	Fortinet	Square	Verisign
ANSYS	Guidewire Software	SS&C Technologies	VMWare
Arista Networks	Intuit	Holdings	Workday
Autodesk	Palo Alto Networks	Twitter	Zillow Group
Citrix Systems	ServiceNow	Veeva Systems

For fiscal 2021, the Compensation Committee removed Red Hat, Tableau Software and The Ultimate Software Group from the peer group used in fiscal 2020 because they were acquired, and added Citrix Systems, Intuit and VMWare as additional peers based on the criteria described above. The remainder of the peer group was unchanged.

The Compensation Committee considers compensation data from our peer group as one of several factors that informs its judgment of appropriate parameters for compensation levels. The Compensation Committee does not strictly benchmark compensation to a specific percentile of our peer group, nor does it apply a formula or assign relative weightings to specific compensation elements. The Compensation Committee believes that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by our executive officers because compensation benchmarking does not take into account the specific performance of the executive officers, the relative size, growth, and performance of the Company, or any unique circumstances or strategic considerations of the Company.

Components of our Compensation Program and Fiscal 2021 Compensation

Our executive compensation program consists of the following primary components:

●	base salary;
●	cash bonuses;
●	long-term equity compensation; and
●	severance and change in control-related payments and benefits.

We also provide our executive officers with comprehensive employee benefit programs such as medical, dental and vision insurance, a 401(k) plan, life and disability insurance, flexible spending accounts, an employee stock purchase plan and other plans and programs made available to our eligible employees.

We believe these elements provide a compensation package that attracts and retains qualified individuals, links individual performance to Company performance, focuses the efforts of our NEOs and other executive officers on the achievement of both our short-term and long-term objectives and aligns the interests of our executive officers with those of our stockholders. The charts below show the pay mix of our CEO and other NEOs and the components of their pay for fiscal 2021, specifically the base salary and cash bonus amounts earned and the grant date fair value of equity awards granted in fiscal 2021.

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Executive Compensation

CEO

All Other NEOs

In addition, the chart below illustrates the short-term and long-term timeframe over which the various components of the NEOs’ fiscal 2021 compensation are earned and paid and serve to continue to retain and incentivize our NEOs.

FYE January 31 2021
2022
2023
2024
BASE SALARY
Paid throughout fiscal 2021
CASH BONUS
Fiscal 2021 annual cash bonus (Full fiscal 2021 achievement determined and paid in April 2021)
LONG-TERM EQUITY COMPENSATION (RSUs)
Fiscal 2021 awards granted in March 2020
(25% vested in March 2021, remaining 75% vest quarterly thereafter over next three years)
LONG-TERM EQUITY COMPENSATION (PSUs)
Fiscal 2021 awards granted in March 2020
(25% of earned corporate PSUs vested in March 2021, remaining 75% of earned corporate PSUs vest quarterly thereafter over next three years)
(stock price PSUs eligible to be earned and to vest beginning in June 2022 on a quarterly basis through the end of the four-year vesting period of the corporate PSUs on March 2024)

Splunk 2021 Proxy Statement 47

Executive Compensation

Base Salaries

We pay base salaries to our NEOs to compensate them for their services and provide predictable income. The salaries typically reflect each NEO’s experience, skills, knowledge and responsibilities, although market data also plays a role in setting salary levels. We do not apply specific formulas to determine changes in salaries. Instead, the salaries of our NEOs are reviewed on an annual basis by the Compensation Committee based on our compensation philosophy and objectives.

FISCAL 2021 BASE SALARIES

The Compensation Committee determined the fiscal 2021 base salary of each of our NEOs after considering market practice survey data of our peer group provided by Compensia, the recommendations of our CEO, other than with respect to his own base salary, and other factors described in “Compensation Process—Role of Compensation Committee” above. In particular, the Compensation Committee took note of Compensia’s findings that the fiscal 2020 base salary of our CEO was well-below our peer group median even after a modest increase in his base salary during the prior fiscal year. At the beginning of fiscal 2021, the Compensation Committee increased the base salaries for each of our NEOs to reflect each individual’s responsibilities and performance and to bring their base salaries to more competitive levels. As increased, our CEO’s fiscal 2021 base salary remained slightly below our peer group median.

The table below sets forth the annual base salaries for our NEOs for fiscal 2021.

NEO	Base Salary	Percentage Increase from Fiscal 2020 Base Salary
Douglas Merritt	$850,000	26%
Jason Child	$485,000	5%
Scott Morgan	$430,000	15%
Susan St. Ledger(1)	$525,000	11%
Timothy Tully	$475,000	13%
(1)	Ms. St. Ledger’s employment with the Company terminated on January 31, 2021.

Cash Bonuses

A key objective of our compensation philosophy is to tie a significant portion of each NEO’s compensation to our performance. To help accomplish this objective, we provide annual performance-based cash bonus opportunities for our NEOs, which are earned based on our achievement against corporate performance objectives established at the beginning of the fiscal year.

At the beginning of fiscal 2021, our Board approved our fiscal 2021 operating plan, which included performance objectives that the Compensation Committee and our CEO used to design our NEOs’ cash bonus opportunity for fiscal 2021. For purposes of our executive bonus plan, the Compensation Committee considered a number of factors in selecting the performance objectives applicable to our NEOs’ annual cash bonus opportunities, including stockholder feedback to consider performance objectives that tie to our business strategy and are appropriate for our ongoing business transformation to a subscription model. The Compensation Committee determined that revenue-related objectives were of critical importance and aligned with the key drivers of success during this phase of our business model transformation and reflected the health of our business during the transformation.

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Executive Compensation

FISCAL 2021 TARGET ANNUAL CASH BONUS OPPORTUNITIES

As in prior years, the target annual cash bonus opportunities for our NEOs were expressed as a percentage of their respective base salaries. At the beginning of fiscal 2021, the Compensation Committee, taking market data into consideration and in consultation with Mr. Merritt (other than with respect to himself), increased the percentages for certain of our NEOs’ (other than Mr. Merritt and Ms. St. Ledger) target cash bonus opportunities. The Compensation Committee decided to maintain the percentages for Mr. Merritt’s and Ms. St. Ledger’s target cash bonus opportunities but due to the base salary increases described above, the dollar amount of the target cash bonus opportunities increased for Mr. Merritt and Ms. St. Ledger. The table below shows the target annual cash bonus opportunity for each NEO as a percentage of his or her base salary and as a corresponding dollar amount:

NEO	Fiscal 2021 Target Bonus as a Percentage of Salary	Fiscal 2021 Target Bonus as a Dollar Amount	Change from Fiscal 2020 Target Bonus as a Percentage of Salary
Douglas Merritt	125%	$1,062,500	0%
Jason Child	80%	$388,000	5%
Scott Morgan	70%	$301,000	10%
Susan St. Ledger	100%	$525,000	0%
Timothy Tully	80%	$380,000	10%

Fiscal 2021 bonuses were capped at 200% of target for our non-sales executive NEOs and at 300% of target for Ms. St. Ledger, our former senior sales executive. Ms. St. Ledger’s maximum annual cash bonus opportunity was higher given the strong link between her job responsibilities and our sales quota achievement.

FISCAL 2021 PERFORMANCE OBJECTIVES

For purposes of the executive bonus plan, in March 2020 the Compensation Committee selected annual recurring revenue (“ARR”) and, in the case of Ms. St. Ledger, annual contract value (“ACV”), as the performance objectives for fiscal 2021. ARR represents the annualized revenue run-rate of active term license, maintenance, and subscription contracts at the end of a reporting period as reported in our Annual Report on Form 10-K for fiscal 2021, but excluding any ARR recognized during the performance period from acquisitions made during the performance period.

In March 2020, the Compensation Committee, to motivate Mr. Merritt and our other NEOs to continue to grow and develop our business during our business model transformation, established target levels for ARR and ACV performance for fiscal 2021 that it considered very aggressive, yet achievable with focused effort and execution by our NEOs, and that reflected a rigorous increase in growth relative to our prior fiscal year ARR and ACV achievement. For example, our fiscal 2021 ARR target established in March 2020 reflected an increase of 45% over our fiscal 2020 ARR results, and maximum achievement required an increase of 48% or more over our fiscal 2020 ARR results. These performance objectives were selected and designed to drive increased ARR and ACV, which the Compensation Committee believed would increase stockholder value consistent with our overall growth strategy. When the performance matrices were set in March 2020, the Compensation Committee believed they offered meaningful incentives to our NEOs to focus on long-term value creation and grow our business during the business model transformation. However, the Compensation Committee made the specific determination, in light of the unknown impact of the COVID-19 pandemic, to retain its discretion to modify performance matrices at mid-year due to, among other things, extraordinary factors, if the Compensation Committee determined that the performance matrices no longer offered the appropriate performance incentives.

Splunk 2021 Proxy Statement 49

Executive Compensation

Our Non-Sales Executive NEOs. The target annual cash bonus opportunities for our NEOs (other than Ms. St. Ledger) were based on our ARR performance. The following chart presents the tiers of the bonus payout multiples relative to the target bonus opportunity based on ARR achievement (with linear interpolation in between tiers).

	Fiscal 2021 ARR (in millions)(1)	YoY ARR Growth	Bonus Payout Multiple Relative to Target
Max	$2,495 or more	48%	200%
	$2,480	48%	165%
	$2,465	47%	130%
	$2,453	46%	110%
Target	$2,440	45%	100%
	$2,422	44%	75%
Threshold	$2,404	43%	50%
	Less than $2,404	Less than 43%	0%
(1)	Excluding ARR recognized during the fiscal year from acquisitions made during the fiscal year.

Our Sales Executive NEO. The fiscal 2021 target annual cash bonus opportunity for Ms. St. Ledger was initially based entirely on our ACV performance. We are not disclosing the target level for this performance objective because we believe disclosure would be competitively harmful, as it would give our competitors insight into our strategic and financial planning process. The following chart presents certain tiers of the bonus payout multiples based on the percentage attainment of the ACV target (with linear interpolation in between tiers).

Percentage Attainment of Target	Bonus Payout Multiple Relative to Target
112% or more	300%
110%	260%
109%	240%
107%	200%
103%	140%
102%	105%
100%	100%
97.5%	75%
95%	50%
Less than 95%	0%

MID-YEAR CHANGES TO FISCAL 2021 PERFORMANCE OBJECTIVES

After setting target levels and bonus payout multiples under our executive bonus plan in March 2020, the Compensation Committee continued to monitor the evolving and unpredictable impact of the COVID-19 pandemic on our customers, partners, global economies and financial markets and the corresponding impact to our business and ARR and ACV generation.

Following our first quarter of fiscal 2021, we reported for the period some impacts to our business as customers across all sectors tried to understand the economic impacts of the pandemic, including shorter contract durations and limited visibility over the next few quarters primarily due to the macro environment. In addition, we withdrew our guidance for revenue and operating margin given the unpredictability of our accelerating business model transformation and variability and duration.

Following our second quarter of fiscal 2021, we reported for the period some customer hesitancy to commit to long-term contracts, especially for larger orders. We noted seeing many businesses under pressure with increasing scrutiny on spend, as well as uncertainty in our public sector business. We also experienced hindered collectability of receivables and certain customers decreased or delayed their information technology spending, purchased shorter term contracts or requested payment concessions, which resulted in decreased ARR and ACV. Correspondingly, the Compensation Committee identified continuing uncertainties in the macro environment, including the impact of the COVID-19 pandemic on our business being coupled with the complexities associated with business model transformations, which led the Compensation Committee to reexamine target levels and bonus and PSU payout multiples for fiscal 2021 previously set by it in March 2020.

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Executive Compensation

In prior years, after the midpoint of a fiscal year, the Compensation Committee, with input from our management team, has reviewed our financial performance against the revenue target applicable to the target annual cash bonus opportunities of our NEOs and determined whether to pay out semi-annual bonuses provided we were on track to achieve our annual targets. This year, in light of the degree of uncertainty in the Company’s business outlook and the measures we had implemented to reduce our expenses, the Compensation Committee, after consultation with our management team, agreed to not award the semi-annual bonus payments to our NEOs. This decision was in alignment with the action taken to suspend payout of the second and third quarter bonuses for all employees.

The Compensation Committee, in consultation with Compensia, evaluated whether the target levels and bonus payout multiples set in March 2020 would still offer the appropriate incentives for our NEOs to drive growth in our business over the remainder of fiscal 2021, given the uncertainties identified by the Compensation Committee, and the increased efforts needed from our NEOs due to such uncertainties in the macro environment, including the impact of the COVID-19 pandemic on our business being coupled with the complexities associated with business model transformations. As a result of this evaluation, in October 2020, the Compensation Committee exercised its discretion and adjusted the targets as well as the tiers of the ARR and ACV metrics payout multiples relative to target for the executive bonus plan. The adjustments to the ARR metric also applied to the corporate bonus plan for our non-sales employees.

In connection with Ms. St. Ledger’s resignation as President, Worldwide Field Operations in September 2020, and her transition to an advisory role to our CEO, the Compensation Committee determined it was appropriate to transition Ms. St. Ledger’s fiscal 2021 performance objectives under the executive bonus plan from ACV to ARR effective as of October 1, 2020. Ms. St. Ledger’s fiscal 2021 performance objectives under the executive bonus plan are adjusted ACV from February 1, 2020 through September 30, 2020 and adjusted ARR from October 1, 2020 through January 31, 2021.

Our Non-Sales Executive NEOs. In light of the uncertainties and complexities described above, the Compensation Committee, in consultation with Compensia, believed that adjusting our fiscal 2021 ARR target from a 45% ARR growth rate to a 40% ARR growth rate reflected a more appropriate growth goal given the unprecedented macro environment while continuing to incentivize our executives to persevere in their commitment to achieve an aggressive growth rate that would reflect a high level of achievement and ultimately deliver value to our stockholders. In light of the increased efforts required of our NEOs due to the uncertainties in the macro environment, including the impact of the COVID-19 pandemic on our business being coupled with the complexities associated with business model transformations, the Compensation Committee determined that the adjusted ARR target growth rate of 40% was appropriate and in the best interests of the Company’s stockholders. In October 2020, the Compensation Committee adjusted target bonus opportunities based on ARR achievement and bonus payout multiples for fiscal 2021 as follows:

	Fiscal 2021 ARR (in millions)(1)	YoY ARR Growth	Bonus Payout Multiple Relative to Target
Max	$2,453 or more	46.0%	200%
	$2,440	45.2%	175%
	$2,394	42.5%	150%
	$2,374	41.3%	125%
Target	$2,352	40.0%	100%
	$2,332	38.8%	87.5%
	$2,285	36.0%	75%
Threshold	$2,268	35.0%	50%
	Less than $2,268	Less than 35.0%	0%
(1)	Excluding ARR recognized during the fiscal year from acquisitions made during the fiscal year.

Splunk 2021 Proxy Statement 51

Executive Compensation

Our Sales Executive NEO. In light of the uncertainties and complexities described above, the Compensation Committee, in consultation with Compensia, believed that corresponding changes to the ACV targets were appropriate. We are not disclosing the target level for ACV performance as we believe disclosure would be competitively harmful, as it would give our competitors insight into our strategic and financial planning process. The following chart presents certain tiers of the adjusted bonus payout multiples based on the percentage attainment of the adjusted ACV target (with linear interpolation between tiers):

Percentage Attainment of Target	Bonus Payout Multiple Relative to Target
112% or more	300%
110%	260%
109%	240%
107%	200%
103%	150%
101%	125%
100%	100%
95%	75%
94%	50%
Less than 94%	0%

FISCAL 2021 CASH BONUS PAYMENTS

As mentioned above, following our second quarter of fiscal 2021, the Compensation Committee, after consultation with our management team, agreed to not award semi-annual bonus payments of 50% of each of our NEO’s fiscal 2021 target annual cash bonus opportunity.

Our Non-Sales Executive NEOs. After the conclusion of fiscal 2021, the Compensation Committee evaluated our performance against the adjusted ARR target for the full year. The Compensation Committee determined that we had achieved ARR of $2.365 billion, which represented a 41% increase from our fiscal 2020 ARR. In accordance with the adjusted payout multiples established under the executive bonus plan, the Compensation Committee approved bonus payments to our NEOs (other than Ms. St. Ledger) in an amount that resulted in total fiscal 2021 bonus payments for each equaling 106.57% of his respective fiscal 2021 target annual cash bonus opportunity.

Our Sales Executive NEO. After the conclusion of fiscal 2021, the Compensation Committee evaluated our performance against the ACV target for the full year and determined that we achieved approximately 94.33% of the adjusted ACV target. As described above, Ms. St. Ledger’s fiscal 2021 bonus payout was determined in accordance with the adjusted payout multiples established under the executive bonus plan, and prorated based on the adjusted ACV metric from February 1, 2020 through September 30, 2020 and on the adjusted ARR metric from October 1, 2020 through January 31, 2021. Accordingly, the Compensation Committee approved a bonus payment to Ms. St. Ledger in an amount that resulted in a total fiscal 2021 bonus payment equaling 98.44% of her fiscal 2021 target annual cash bonus opportunity.

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Executive Compensation

The following chart summarizes the target and actual total cash bonus payments made to our NEOs for fiscal 2021:

Under the original target levels and bonus payment multiples for our executive bonus plan approved in March 2020, no NEO (other than Ms. St. Ledger) would have earned a bonus in fiscal 2021. Ms. St. Ledger would have earned approximately half of her fiscal 2021 target annual cash bonus opportunity. As described above, in October 2020, we modified the targets as well as the tiers of the ARR and ACV metrics payout multiples relative to target under our executive bonus plan to ensure adequate incentives for our NEOs to persevere in their commitment to aggressively drive growth in our business for the remainder of fiscal 2021. These revised metrics were developed with input from our management team and Compensia, and were set at levels that the Compensation Committee determined to be appropriate, particularly given the uncertainties in the macro environment at the time, including the impact of the COVID-19 pandemic on our business being coupled with the complexities associated with business model transformations, and the increased efforts required from our NEOs. Due to the strong finish to a volatile year in the fourth quarter of fiscal 2021 and the leadership of our NEOs in ending the year with total ARR of $2.365 billion, up 41% over the previous fiscal year, the executive bonus plan funded at above target, in accordance with the revised target levels and payout multiples. The Compensation Committee believed it was appropriate to reward our NEOs for this outstanding accomplishment and leadership, and not make any adjustments to our NEOs’ fiscal 2021 bonus payments that otherwise would be earned under the revised metrics.

Long-Term Equity Compensation

Our equity compensation program focuses the efforts of our NEOs and other executive officers on the achievement of long-term objectives and aligns the interests of our executive officers with those of our stockholders through the grant of equity awards, the value of which depends on our stock performance and other performance measures, to achieve strong long-term performance.

These equity awards consist of time-based RSUs and performance-based PSUs granted to our executive officers. We believe that RSUs offer predictable value delivery and promote retention of our executive officers while aligning their interests with the long-term interests of our stockholders in a manner consistent with competitive market practices. We believe that PSUs directly link a significant portion of our executive officers’ target total direct compensation to our financial and stock price performance based on the achievement of multiple, distinct and pre-established financial and stock price performance metrics. Together, RSUs and PSUs are important tools to motivate and retain our highly valuable executive officers since the value of the awards is delivered to our executive officers over a four-year period subject to their continued service. We may modify our equity award program, including performance targets, to our executive officers, including our NEOs, to continue to maintain a strong alignment of their interests with the interests of our stockholders.

The Compensation Committee, in consultation with our CEO (other than with respect to himself) and Compensia determines the size, mix, material terms and, in the case of PSUs, performance metrics of the equity awards granted to our executive officers, taking into account a number of factors as described in “Compensation Process—Role of Compensation Committee” above.

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Executive Compensation

FISCAL 2021 EQUITY AWARDS

Annual Equity Awards. In March 2020, the Compensation Committee granted RSUs and PSUs to each of our NEOs. The following table sets forth the number of shares of our common stock subject to the RSUs and PSUs granted to each NEO.

NEO	Nature of Equity Awards	Percentage of Award as RSUs	RSUs (number of shares)	Percentage of Award as PSUs	Target PSUs (number of shares)	Total Target Value ($)(1)
Douglas Merritt	Annual	40%	57,313	60%	85,970	16,475,665
Jason Child	Annual	40%	24,268	60%	36,402	6,976,306
Scott Morgan	Annual	40%	15,490	60%	23,235	4,452,921
Susan St. Ledger	Annual	40%	25,817	60%	38,725	7,421,504
Timothy Tully	Annual	40%	24,268	60%	36,402	6,976,306
(1)	Excludes the aggregate incremental fair value generated by the modification of the fiscal 2021 PSUs as described in footnote 1 of the 2021 Summary Compensation Table. See “Mid-Year Changes to Fiscal 2021 Performance Objectives” below.

Each grant to the NEOs in fiscal 2021 was made by our Compensation Committee in consultation with Compensia and after considering the factors described above. The annual RSUs granted to the NEOs in fiscal 2021 vest over four years with 25% vesting approximately one year after the grant date, and 75% vesting quarterly thereafter over the remaining three years, subject to the NEO’s continued service with us on each vesting date. The annual PSUs granted to the NEOs in fiscal 2021 vest over four years and may be earned based on corporate performance metrics and a stock price performance modifier. The corporate performance metrics have a one-year performance period, with 25% of earned corporate PSUs vesting shortly following the end of the performance period and 75% vesting quarterly thereafter over the remaining three years, subject to the NEO’s continued service with us on each vesting date. In order to further align the interests of our NEOs and stockholders, a modifier to any earned corporate PSUs provides an opportunity to earn additional PSUs based on the Company’s stock price growth rate over a multi-year performance period. Other terms and conditions are described in the “PSU Award Design” section below.

PSU Award Design. The principal terms and conditions of the fiscal 2021 PSUs, as well as the rationale for our design approach, are set forth in the following table:

PSU Feature	Our Approach	Our Rationale
Corporate PSUs
Corporate Performance Metrics
●Two corporate metrics–70% based on ARR achievement and 30% based on operating cash flow achievement
●ARR represents the annualized revenue run-rate of active term license, maintenance, and subscription contracts at the end of a reporting period as reported in our Annual Report on Form 10-K for fiscal 2021, but excluding any ARR recognized during the performance period from acquisitions made during the performance period
●The operating cash flow metric is as determined under GAAP, but excluding the impact from any acquisitions made during the performance period

●Motivate and incentivize our executives to drive top-line growth in our business while enhancing their focus on specific financial goals considered important to the Company’s long-term growth
●Use of ARR as both a PSU metric and an executive bonus plan metric underscores the importance of top-line growth and is a key driver of stockholder value during our ongoing business transformation to a subscription model. ARR is currently a key performance metric to assess the health and trajectory of our business and the success of our business model transformation
●Use of operating cash flow as a performance metric reflects focus on disciplined execution of our business objectives during our ongoing business transformation to a subscription model
●Belief that our strategy of investing in our business for growth is appropriate given the significant market opportunity available to us
●Once the business model transformation is complete, and as our business matures and financial results become more predictable, we intend to consider different and longer-term metrics that continue to align with our stockholders’ interests

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Executive Compensation

PSU Feature	Our Approach	Our Rationale
Corporate PSUs
Targets for Corporate Performance Metrics
●Target ARR and operating cash flow were initially set based on public financial guidance at the beginning of fiscal 2021; target ARR was adjusted in October 2020 based on an appropriate growth goal given the uncertainties in the macro environment, including the impact of the COVID-19 pandemic on our business being coupled with the complexities associated with business model transformations, and the level of effort and leadership required to achieve such results in such circumstances, while continuing to incentivize our executives to achieve an aggressive growth rate that would reflect a high level of achievement
●Adjusted target ARR for fiscal 2021 reflected an increase of 40% over our fiscal 2020 ARR results, and maximum achievement required an increase of 46% or more over our fiscal 2020 ARR results

●Align the interests of our executives with those of our stockholders through performance targets that correlate with key drivers of stockholder value
●Minimum (threshold) and maximum performance levels provide accountability for underperformance and incentive for overperformance
●Capped, maximum payouts only possible when the Company has exceptional performance

Corporate Performance Period
●One-year performance period for corporate performance metrics in fiscal 2021
●Earned corporate PSUs will not fully vest until approximately four years after date of grant, thus placing awards at-risk for a prolonged period

●Our rapid growth and ongoing transition to a subscription model makes performance periods difficult to estimate over a longer period
●Allows for adjusted priorities in a rapidly changing competitive business environment
●Our historical financial outperformance
●Risk of setting inappropriate target levels that may not align with our stockholders’ interests if we were to project more than one year in advance

Corporate PSU Vesting Schedule
●25% of earned corporate PSUs vested shortly following the end of the performance period and upon approval of our fiscal 2021 audited financial statements
●Remainder will vest quarterly over the next three years, subject to continued service through each vesting date
●Time-based vesting schedule for earned corporate PSUs provides additional long-term retention incentives and encourages our NEOs to take a long-term view of our business
Stock Price Modifier
●Up to an additional 50% of the number of earned corporate PSUs can be earned if our stock price growth rate is (a) equal to or greater than that of the SPDR S&P Software & Services ETF (or its successor) stock price growth rate and (b) at least 46.41% over four years
●Stock price growth rate measured over four-year performance period through March 2024, with stock price PSUs eligible to be earned quarterly beginning in June 2022 if stock price hurdles are achieved on each measurement date

●Requiring our stock price to outperform an index of other software and services companies as a threshold in order for any additional PSUs to be earned helps reward our relative performance not just stock market performance
●Below-index stockholder returns will not be rewarded
●Aligns the interests of our NEOs and stockholders, and rewards, retains and incentivizes our NEOs for above-market stockholder returns
●Eligibility for any stock price PSUs to be earned does not begin until over two years after grant, providing long-term incentive and alignment

The target number of shares subject to the fiscal 2021 PSUs represents the number of shares eligible to be earned and subsequently eligible to vest based on the target level performance of both the ARR metric and the operating cash flow metric for fiscal 2021, without giving effect to the stock price modifier.

Splunk 2021 Proxy Statement 55

Executive Compensation

FISCAL 2021 PERFORMANCE OBJECTIVES
The following chart presents the tiers of the ARR metric payout multiples relative to target (with linear interpolation in between tiers) approved by the Compensation Committee in March 2020.

	Fiscal 2021 ARR (in millions)(1)	YoY ARR Growth	Payout Multiple Relative to Target
Max	$2,495 or more	48%	200%
	$2,480	48%	165%
	$2,465	47%	130%
	$2,453	46%	110%
Target	$2,440	45%	100%
	$2,422	44%	75%
Threshold	$2,404	43%	50%
	Less than $2,404	Less than 43%	0%
(1)	Excluding ARR recognized during the fiscal year from acquisitions made during the fiscal year.

The following chart presents certain tiers of the operating cash flow metric payout multiples relative to target (with linear interpolation in between tiers) approved by the Compensation Committee in March 2020.

	Fiscal 2021 Operating Cash Flow (in millions)(1)	Payout Multiple Relative to Target
Max	$(200.0)	200%
Target	$(280.0)	100%
Threshold	$(360.0)	50%
	Less than $(360.0)	0%
(1)	Excluding the impact of acquisitions made during the fiscal year.

A summary of the stock price modifier approved by the Compensation Committee in March 2020 is shown below.

	Company Stock Price Growth Rate	Stock Price Modifier Relative to Earned Corporate PSUs (with linear interpolation in between tiers)
Company stock price growth rate equal to or greater than SPDR S&P Software & Services ETF stock price growth rate	74.90% (or $272.84)	50%
	46.41% or below (or $228.40 or below)	0%

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Executive Compensation

MID-YEAR CHANGES TO FISCAL 2021 PERFORMANCE OBJECTIVES
In October 2020, in consultation with Compensia, for the reasons discussed above in “Cash Bonuses—Mid-Year Changes to Fiscal 2021 Performance Objectives,” the Compensation Committee adjusted the target as well as the tiers of the ARR metric payout multiples relative to target (with linear interpolation in between tiers) as set forth below. No changes were made to the operating cash flow metric or stock price modifier.

	Fiscal 2021 ARR (in millions)(1)	YoY ARR Growth	Payout Multiple Relative to Target
Max	$2,453 or more	46.0%	200%
	$2,440	45.2%	175%
	$2,394	42.5%	150%
	$2,374	41.3%	125%
Target	$2,352	40.0%	100%
	$2,332	38.8%	87.5%
	$2,285	36.0%	75%
Threshold	$2,268	35.0%	50%
	Less than $2,268	Less than 35.0%	0%
(1)	Excluding ARR recognized during the fiscal year from acquisitions made during the fiscal year.

Earned Corporate PSU Awards. In fiscal 2021, we achieved ARR of $2.365 billion, representing a 41% increase from our fiscal 2020 ARR, and operating cash flow of negative $191 million. The Compensation Committee excluded the impact of acquisitions in fiscal 2021 both to the ARR metric and to the operating cash flow metric, in accordance with the terms of the fiscal 2021 PSUs.

Based on our actual performance, the Compensation Committee determined that 134.60% of each continuing NEO’s target PSU award was earned as corporate PSUs. The following chart summarizes the target and actual number of corporate PSUs earned by each NEO:

(1)	In connection with Ms. St. Ledger’s termination of employment with the Company on January 31, 2021, the unearned fiscal 2021 corporate PSUs were forfeited in accordance with the terms of her PSU award agreement.

Splunk 2021 Proxy Statement 57

Executive Compensation

Under the original target level for ARR performance approved in March 2020, 60% of each NEO’s target fiscal 2021 PSUs would have been earned as corporate PSUs. As described above, in October 2020, we modified the target as well as the tiers of the ARR metric payout multiples relative to target for the fiscal 2021 PSUs to ensure adequate incentives for our NEOs to persevere in their commitment to aggressively drive growth in our business for the remainder of the fiscal year. These revised metrics were developed with input from our management team and Compensia, and were set at levels that the Compensation Committee determined to be appropriate, particularly given the uncertainties in the macro environment at the time, including the impact of the COVID-19 pandemic on our business being coupled with the complexities associated with business model transformations, and the increased efforts required from our NEOs. Due to the strong finish to a volatile year in the fourth quarter of fiscal 2021 and the leadership of our NEOs in ending the year with total ARR of $2.365 billion, up 41% over the previous fiscal year, the fiscal 2021 PSUs were earned at above target in accordance with the revised target level and payout multiples. The Compensation Committee believed it was appropriate to reward our NEOs for this outstanding accomplishment and leadership, and not make any adjustments to our NEOs’ fiscal 2021 corporate PSU awards that otherwise would be earned under the revised metrics.

As described above, 25% of these earned corporate PSUs vested upon the Compensation Committee’s certification of our ARR and operating cash flow results for fiscal 2021, and the remainder will vest quarterly over the next three years, so long as the NEO continues to be a service provider through each vesting date.

The following chart presents the number of stock price PSUs that will be eligible to be earned and vest beginning in June 2022 through March 2024, as described above:

NEO	Number of Stock Price PSUs Eligible to be Earned
Douglas Merritt	57,857
Jason Child	24,498
Scott Morgan	15,637
Susan St. Ledger	N/A
Timothy Tully	24,498

PAYOUT OF FISCAL 2019 STOCK PRICE PSUs
Earned Stock Price PSUs. As previously disclosed, the fiscal 2019 PSU program included an overall modifier to any earned corporate PSUs that provided for an opportunity to earn additional stock price PSUs beginning in June 2020, depending on our stock price growth rate. Our stock price growth rate from March 1, 2018 to December 10, 2020, as certified by an independent consultant, was greater than the SPDR S&P Software & Services ETF stock price growth rate. Based on our stock price growth rate for that period, as certified by an independent consultant, an additional 24.67% to 50% of each continuing NEO’s earned corporate PSUs were earned as stock price PSUs on June 10, 2020, September 10, 2020 and December 10, 2020. The number of stock price PSUs earned in fiscal 2021 by each continuing NEO was as follows:

NEO	Number of Earned Stock Price PSUs
Douglas Merritt	17,467
Jason Child(1)	N/A
Scott Morgan(2)	N/A
Susan St. Ledger	11,313
Timothy Tully	8,228
(1)	Mr. Child was not eligible to earn stock price PSUs as he joined the Company in fiscal 2020.
(2)	Mr. Morgan was not eligible to earn stock price PSUs as he first became eligible to earn PSUs in fiscal 2020.

These earned stock price PSUs vested when earned as described above.

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Executive Compensation

Severance and Change in Control-Related Benefits
Our executive officers, including our NEOs, are provided certain protections in the event of their termination of employment under specified circumstances, including following a change in control of the Company. We believe that these protections serve our retention objectives by helping our NEOs maintain continued focus and dedication to their responsibilities to maximize stockholder value, including in the event of a transaction that could result in a change in control of the Company. The chart below describes the material terms of these benefits for our continuing NEOs.

Triggering Event(s)	Benefits

Within three months after signing of a definitive agreement that ultimately results in a change in control or 18 months after a change in control AND Employment is terminated without cause or NEO resigns for good reason

● A lump sum payment equal to 12 months of NEO’s then-current base salary (24 months, in the case of our CEO), plus 100% of NEO’s annual target bonus for the year of termination (24 months of annual target bonus plus a pro-rated portion of annual target bonus for the year of termination, in the case of our CEO), less any amounts already paid for such year;
● Payment by us for up to 12 months of COBRA premiums to continue health insurance coverage for NEO and eligible dependents (18 months, in the case of our CEO), or a lump sum payment of $24,000 ($36,000, in the case of our CEO) if paying for COBRA premiums would result in an excise tax to us;
● 100% accelerated vesting of NEO’s outstanding equity awards; and
● Six-month post-termination exercise period for NEO’s outstanding options.

In each case subject to NEO timely signing a release of claims that becomes effective.

Employment is terminated without cause (other than in connection with a change in control)
● A lump sum payment equal to six months of NEO’s then-current base salary (18 months, in the case of our CEO), plus a pro-rated portion of NEO’s annual target bonus for the year of termination, less any amounts already paid for such year;
● Payment by us for up to six months of COBRA premiums to continue health insurance coverage for NEO and eligible dependents (12 months, in the case of our CEO), or a lump sum payment of $12,000 ($24,000, in the case of our CEO) if paying for COBRA premiums would result in an excise tax to us;
● Six months accelerated vesting of NEO’s outstanding equity awards (12 months, in the case of our CEO); and
● Six-month post-termination exercise period for NEO’s outstanding options.

In each case subject to NEO timely signing a release of claims that becomes effective.

In addition, in the event any of the payments provided for under the executive employment letters, or otherwise payable to the NEO, would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax under Section 4999 of the Internal Revenue Code, he or she would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to such executive. No employment letter with any of our NEOs provides for any tax gross-up payments.

Under our 2012 Plan, our employees, including our executive officers, and our non-employee directors are entitled to vesting acceleration benefits in the event of their death. See “Compensation Tables—Equity Acceleration Death Benefit” below for further information.

Splunk 2021 Proxy Statement 59

Executive Compensation

Other Compensation Policies and Information

Recent Fiscal 2022 Compensation Decisions

The Compensation Committee, in consultation with Compensia, reviewed our compensation philosophy and objectives for our executive officers, including our continuing NEOs, and on February 14, 2021 approved changes to the vesting schedule for equity awards, effective as of February 1, 2021. The fiscal 2022 equity awards will vest over three years, with 33.33% of the equity awards vesting on or about one year from the vesting commencement date, and 8.33% vesting quarterly thereafter, subject to continued service to us. The stock price PSUs have the same construct but will now vest over the last three quarters in the third year and the first quarter of the fourth year. The change to three-year vesting of awards granted to our executive officers, including our continuing NEOs, aligns with the vesting schedule for the rest of our employees and allows us to attract and retain talent in a highly competitive technology market during our ongoing business transformation to a subscription model.

In March 2021, the Compensation Committee conducted its annual executive compensation review and made fiscal 2022 compensation decisions for our continuing NEOs as set forth below. In making these decisions, the Compensation Committee considered, among other factors, pay levels of our NEOs relative to peers and the overall competitive market, performance of each continuing NEO, the continued talent war for experienced leadership in our industry and the feedback from our stockholders as discussed above.

●	Increased the base salaries of continuing NEOs by 6% to 18% of their fiscal 2021 base salaries.
●	Increased certain NEO’s target annual cash bonus percentage by 14% to 25% to align more closely to the market.
●	Maintained the mix of fiscal 2022 equity awards for all continuing NEOs, including our CEO, at 60% PSUs and 40% RSUs. This mix is consistent with that of fiscal 2021 equity awards.
●	Maintained a stock price modifier to any earned corporate PSUs that provides for an opportunity to earn additional stock price PSUs based on the Company’s stock price growth rate measured over a three-year performance period through March 2024, subject to a threshold performance requirement relative to an index of other software and services companies.

Employee Benefits and Perquisites

We provide employee benefits to all eligible employees in the United States, including our NEOs, which the Compensation Committee believes are reasonable and consistent with its overall compensation objective to better enable us to attract and retain employees. These benefits include medical, dental and vision insurance, health savings account, a 401(k) plan, life and disability insurance, flexible spending accounts, an employee stock purchase plan and other plans and programs.

We have special long-term disability coverage for our executive officers, including our NEOs, who are eligible for disability coverage until approximately age 66 if they cannot return to their occupation. We pay for certain spousal travel expenses and certain tax gross-ups. During the COVID-19 pandemic, we have paid certain limited travel expenses, primarily for travel by our CEO for events or matters at the request of the Company, and in order to comply with potential SEC requirements, have disclosed the incremental costs of such travel expenses in our summary compensation table.

Stock Ownership Guidelines

Our Board believes that our directors and executive officers should hold a meaningful financial stake in the Company in order to further align their interests with those of our stockholders. To promote this belief, our Board adopted stock ownership guidelines requiring our executive officers to achieve certain stock ownership levels within five years of the later of September 13, 2018 or such executive officer’s hire, appointment, promotion or election date, as applicable. The current stock ownership guidelines are set forth below:

●	Our CEO must own the lesser of (i) Company stock with a value of five times his or her annual base salary and (ii) 50,000 shares; and
●	Each other executive officer must own the lesser of (i) Company stock with a value of two times his or her annual base salary and (ii) 12,000 shares.

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The salary multiples above are consistent with current market practices, and the alternative share number thresholds are intended to provide our executive officers with certainty as to whether the guidelines are met, regardless of our then-current stock price.

If an executive officer fails to meet the ownership guidelines within the applicable compliance period, he or she will be required to hold 50% of shares acquired (which will be calculated based on net shares after taxes) through our equity incentive plans until such time as he or she meets the required ownership guidelines.

As of the end of fiscal 2021, all of our NEOs have met, exceeded, or are on track to meet, these guidelines based on their current rate of stock accumulations in the time frames set out in the guidelines.

See “Corporate Governance at Splunk—Non-Employee Director Compensation—Stock Ownership Guidelines” for information about the guidelines applicable to our non-employee directors.

Clawback Policy

We have a Clawback Policy pursuant to which we may seek the recovery of cash performance-based incentive compensation paid by us as well as performance-based equity awards, including PSUs. The Clawback Policy applies to our CEO and to all officers who report directly to the CEO, including our NEOs. The Clawback Policy provides that if (i) we restate our financial statements as a result of a material error; (ii) the amount of cash incentive compensation or performance-based equity compensation that was paid or is payable based on achievement of specific financial results paid to a participant would have been less if the financial statements had been correct; (iii) no more than two years have elapsed since the original filing date of the financial statements upon which the incentive compensation was determined; and (iv) the Compensation Committee unanimously concludes, in its sole discretion, that fraud or intentional misconduct by such participant caused the material error and it would be in our best interests to seek from such participant recovery of the excess compensation, then the Compensation Committee may, in its sole discretion, seek from such participant repayment to the Company.

Anti-Hedging and Anti-Pledging Policy; Stock Trading Practices

We maintain an Insider Trading Policy that, among other things, prohibits our NEOs from trading during quarterly and special closed trading windows. We also prohibit our NEOs from engaging in short sales, hedging, swaps, exchange funds and similar transactions designed to decrease the risks associated with holding the Company’s securities, as well as pledging the Company’s securities as collateral for loans and transactions involving derivative securities relating to our common stock. None of the Company’s subsidiaries have publicly traded equity securities. Our Insider Trading Policy requires all NEOs to obtain written pre-clearance from the Insider Trading Compliance Officer or his or her designee prior to buying, selling, or engaging in any other transaction in the Company’s securities.

Further, we have adopted Rule 10b5-1 Trading Plan Guidelines that permit our NEOs to adopt Rule 10b5-1 trading plans (“10b5-1 plans”). Under our 10b5-1 Trading Plan Guidelines, 10b5-1 plans may only be adopted or modified during an open trading window under our Insider Trading Policy and only when such NEO does not otherwise possess material nonpublic information about the Company. The first trade under a 10b5-1 plan may not occur until the completion of the next quarterly closed trading window following the adoption or modification of the 10b5-1 plan, as applicable.

Impact of Accounting and Tax Requirements on Compensation

Deductibility of Executive Compensation
Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), or Section 162(m), disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and certain other current and former highly compensated officers that qualify as covered employees within the meaning of Section 162(m).

We have not previously taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation for our current and former executive officers and do not currently have any immediate plans to do so. The Compensation Committee may, in its judgment, authorize compensation payments that are not fully tax deductible when it believes that such payments are appropriate to attract and retain executive talent or meet other business objectives. The Compensation Committee intends to continue to compensate our current and former executive officers in a manner consistent with our best interests and the best interests of our stockholders.

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Executive Compensation

Taxation of “Parachute” Payments and Deferred Compensation
We do not provide our NEOs with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Tax Code. Sections 280G and 4999 of the Tax Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceeds certain prescribed limits, and that the Company, or a successor, may forfeit a deduction on the amounts subject to this additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or other service provider receives “deferred compensation” that does not meet certain requirements of Section 409A of the Tax Code.

Accounting for Stock-Based Compensation
We follow ASC Topic 718 for our stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, restricted stock unit awards and performance units, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that a NEO is required to render service in exchange for the option or other award.

For performance units, stock-based compensation expense recognized may be adjusted over the performance period based on interim estimates of performance against pre-set objectives.

Compensation Risk Assessment

The Compensation Committee, with the assistance of Compensia, assesses and considers potential risks when reviewing and approving our compensation programs, policies and practices for our executive officers and our employees. We designed our compensation programs, including our incentive compensation plans, with features to address potential risks while rewarding employees for achieving financial and strategic objectives through prudent business judgment and appropriate risk taking. Based upon its assessment, the Compensation Committee believes that any risks arising from our compensation programs do not create disproportionate incentives for our employees to take risks that could have a material adverse effect on us in the future.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Stephen Newberry (Chair)
Mark Carges
Elisa Steele

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Compensation Tables

Summary Compensation Table

The following table summarizes the compensation that we paid to or was earned by each of our NEOs for the fiscal years ended January 31, 2021, 2020 and 2019.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Douglas Merritt President, CEO and Director	2021	850,000		—		25,351,450	1,132,306		50,055	(2)	27,383,811
	2020	675,000		—		14,100,955	874,125		60,565	(3)	15,710,645
	2019	650,000		—		11,174,462	1,625,000		56,333	(4)	13,505,796
Jason Child Senior Vice President and Chief Financial Officer	2021	485,000		—		10,734,528	413,492		4,010	(2)	11,637,030
	2020	341,534	(5)	500,000	(6)	16,294,280	265,372	(5)	84,623	(3)	17,485,809

Scott Morgan Senior Vice President, Chief Legal Officer, Global Affairs and Secretary	2021	430,000		—		6,851,708	320,776		3,545	(2)	7,606,029
	2020	375,000				5,853,518	233,100		10,599	(3)	6,472,217

Susan St. Ledger Former President, Worldwide Field Operations	2021	525,000		—		11,419,666	516,828		6,153	(2)	12,467,647
	2020	475,000		—		8,064,755	780,425		21,556	(3)	9,341,736
	2019	460,000		—		7,237,736	1,357,000		40,244	(4)	9,094,980
Timothy Tully Senior Vice President, Chief Technology Officer	2021	475,000		—		10,734,528	404,966		3,957	(2)	11,618,451
	2020	420,000				8,064,755	304,584		10,464	(3)	8,799,803
	2019	400,000		—		5,263,808	560,000		25,490	(4)	6,249,298
(1)	The amounts reported in the Stock Awards column reflects the aggregate grant date fair value of the RSUs granted to our NEOs in fiscal 2021, 2020 and 2019 and the PSUs granted to our NEOs in fiscal 2021, 2020 and 2019, as computed in accordance with FASB ASC Topic 718. For fiscal 2020 and 2019, the estimated fair value of PSUs is calculated based on the probable outcome of the performance measures for the applicable performance period as of the date on which the PSUs are granted for accounting purposes. The estimated fair value of the fiscal 2021 PSUs is calculated based on (a) the probable outcome of the performance measures for the awards granted in March 2020 and (b) the incremental fair value of the modification based on the probable outcome of the performance measures calculated as of October 27, 2020, the date on which the PSUs granted in March 2020 were modified. We accounted for this change as a Type III modification under ASC 718 as the expectation of the achievement of certain performance conditions related to these awards changed from improbable to probable post-modification. As a result, we reversed $10.8 million of stock-based compensation expense previously recognized for these awards, during fiscal 2021. Post-modification stock-based compensation expense related to these awards will be recognized based on the modification date fair value over their remaining service period, under the graded-vesting attribution method. The fiscal 2021 PSUs include both corporate performance and market-related (stock price modifier) goals. Consistent with the applicable accounting standards, the grant date fair value of the stock price modifier component has been determined using a Monte Carlo simulation model. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2021. The following table summarizes the elements included in the “Stock Awards” column reported for fiscal 2021.

Name	Aggregate Grant Date Fair Value of the RSU Awards Granted in March 2020 ($)	Aggregate Grant Date Fair Value of the PSU Awards Granted in March 2020 ($)	Aggregate Incremental Fair Value of the PSUs Modified in October 2020 ($)	Total Stock Awards for Fiscal 2021 ($)
Douglas Merritt	6,018,438	10,457,227	8,875,785	25,351,450
Jason Child	2,548,383	4,427,923	3,758,222	10,734,528
Scott Morgan	1,626,605	2,826,316	2,398,787	6,851,708
Susan St. Ledger	2,711,043	4,710,461	3,998,162	11,419,666
Timothy Tully	2,548,383	4,427,923	3,758,222	10,734,528

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Assuming the highest level of performance is achieved under the applicable performance measures for the fiscal 2021 PSUs, the maximum possible value of the fiscal 2021 PSUs using the grant date fair value is presented below. The estimated fair value for PSUs is different from (and lower than) the maximum value of PSUs set forth below. These amounts do not necessarily correspond to the actual value recognized by our NEOs.

Name	Maximum Value of Fiscal 2021 PSUs (as of Modification Date for Accounting Purposes) ($)
Douglas Merritt	57,999,036
Jason Child	24,558,434
Scott Morgan	15,675,310
Susan St. Ledger	26,125,869
Timothy Tully	24,558,434
(2)

For Mr. Merritt, this amount represents $1,136 in tax gross-ups; spousal expenses associated with attendance at our annual sales achievement event and a gift provided to all attendees at the event; $1,962 in a matching contribution and $2,000 in a discretionary contribution to Mr. Merritt’s 401(k) plan account, which contributions were made to all eligible participants; a premium payment for long-term disability benefits; and $44,957 in expenses for travel that Mr. Merritt engaged in for business purposes that could be required to be reported as All Other Compensation under the SEC’s proxy disclosure rules. For Mr. Child, this amount represents $847 in tax gross-ups; and $1,163 in a matching contribution and $2,000 in a discretionary contribution to Mr. Child’s 401(k) plan account, which contributions were made to all eligible participants. For Mr. Morgan, this amount represents $553 in tax gross-ups; and $992 in a matching contribution and $2,000 in a discretionary contribution to Mr. Morgan’s 401(k) plan account, which contributions were made to all eligible participants. For Ms. St. Ledger, this amount represents $973 in tax gross-ups; and $3,180 in a matching contribution and $2,000 in a discretionary contribution to Ms. St. Ledger’s 401(k) plan account, which contributions were made to all eligible participants. For Mr. Tully, this amount represents $638 in tax gross-ups; and $1,319 in a matching contribution and $2,000 in a discretionary contribution to Mr. Tully’s 401(k) plan account, which contributions were made to all eligible participants.

(3)

For Mr. Merritt, this amount represents $5,562 in tax gross-ups; spousal expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $42,698 in one-time home security installation, equipment and monitoring cost; $2,000 in a matching contribution and $2,000 in a discretionary contribution to Mr. Merritt’s 401(k) plan account, which contributions were made to all eligible participants; and a premium payment for long-term disability benefits. For Mr. Child, this amount represents $24,830 in tax gross-ups; spousal expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $48,807 reimbursement of relocation expenses provided as part of his offer letter; $1,769 in a matching contribution and $2,000 in a discretionary contribution to Mr. Childs’ 401(k) plan account, which contributions were made to all eligible participants; and a premium payment for long-term disability benefits. For Mr. Morgan, this amount represents $6,599 in tax gross-ups; and $2,000 in a matching contribution and $2,000 in a discretionary contribution to Mr. Morgan’s 401(k) plan account, which contributions were made to all eligible participants. For Ms. St. Ledger, this amount represents $7,196 in tax gross-ups; guest expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $2,000 in a matching contribution and $2,000 in a discretionary contribution to Ms. St. Ledger’s 401(k) plan account, which contributions were made to all eligible participants; and a premium payment for long-term disability benefits. For Mr. Tully, this amount represents $6,225 in tax gross-ups; and $2,239 in a matching contribution and $2,000 in a discretionary contribution to Mr. Tully’s 401(k) plan account, which contributions were made to all eligible participants.

(4)

For Mr. Merritt, this amount represents $21,817 in tax gross-ups; $25,662 in spousal expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $4,000 in a matching contribution and $3,000 in a discretionary contribution to Mr. Merritt’s 401(k) plan account, which contributions were made to all eligible participants; and a premium payment of $1,854 for long-term disability benefits. For Ms. St. Ledger, this amount represents $14,405 in tax gross-ups; guest expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; $4,000 in a matching contribution and $3,000 in a discretionary contribution to Ms. St. Ledger’s 401(k) plan account, which contributions were made to all eligible participants; and a premium payment for long-term disability benefits. For Mr. Tully, this amount represents $8,708 in tax gross-ups; a Company gift; spousal expenses associated with attendance at our annual sales achievement event and a gift presented to all attendees at the event; and $3,538 in a matching contribution and $3,000 in a discretionary contribution to Mr. Tully’s 401(k) plan account, which contributions were made to all eligible participants.

(5)

Mr. Child joined the Company on May 6, 2019. The salary and non-equity incentive plan compensation amounts presented for Mr. Child are prorated based on the number of days in fiscal 2020 during which he was employed with us.

(6)	Pursuant to his offer letter, Mr. Child received a cash signing bonus, subject to reimbursement if he voluntarily resigns from the Company without good reason within 12 months of his start date.

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Grants of Plan-Based Awards for Fiscal 2021

The following table presents, for each of our NEOs, information concerning grants of plan-based awards made during fiscal 2021. This information supplements the information about these awards set forth in the Summary Compensation Table.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas Merritt	—	531,250	1,062,500	2,125,000	—	—	—	—	—
RSUs	03/12/2020	—	—	—	—	—	—	57,313	6,018,438
PSUs	03/12/2020	—	—	—	42,985	85,970	257,910	—	19,333,012
Jason Child	—	194,000	388,000	776,000	—	—	—	—	—
RSUs	03/12/2020	—	—	—	—	—	—	24,268	2,548,383
PSUs	03/12/2020	—	—	—	18,201	36,402	109,206	—	8,186,145
Scott Morgan	—	150,500	301,000	602,000	—	—	—	—	—
RSUs	03/12/2020	—	—	—	—	—	—	15,490	1,626,605
PSUs	03/12/2020	—	—	—	11,617	23,235	69,705	—	5,225,103
Susan St. Ledger	—	262,500	525,000	1,575,000	—	—	—	—	—
RSUs	03/12/2020	—	—	—	—	—	—	25,817	2,711,043
PSUs	03/12/2020	—	—	—	19,362	38,725	116,175	—	8,708,623
Timothy Tully	—	190,000	380,000	760,000	—	—	—	—	—
RSUs	03/12/2020	—	—	—	—	—	—	24,268	2,548,383
PSUs	03/12/2020	—	—	—	18,201	36,402	109,206	—	8,186,145
(1)

Amounts in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns relate to cash incentive compensation opportunities under each NEO’s individual compensation arrangement. Payments under these plans are subject to a threshold limitation based on achieving at least 96.4% of the target corporate performance objective. Target payment amounts assume achievement of 100% of the target corporate performance objective. Payments to Mr. Merritt, Mr. Child, Mr. Morgan and Mr. Tully under these plans are subject to a maximum payment of 200%, based on achievement of 104.3% or more of the target corporate performance objective. ACV-based payments to Ms. St. Ledger were capped at a maximum of 300% for achievement of 112% or greater of the target corporate performance objective. The actual amounts paid to our NEOs are set forth in the “Summary Compensation Table” above, and the calculation of the actual amounts paid is discussed more fully in “Compensation Discussion and Analysis—Discussion of Our Fiscal 2021 Executive Compensation Program—Components of Compensation Program and Fiscal 2021 Compensation—Cash Bonuses” above.

(2)

Amounts in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns relate to estimated payouts of the fiscal 2021 PSUs. The amounts shown in the Threshold column reflect the corporate PSUs if the minimum annual recurring revenue metric and operating cash flow metric are met and are 50% of the amounts shown under the Target column. The amounts shown in the Target column reflect the corporate PSUs if the annual recurring revenue metric and operating cash flow metric are at target. The amounts shown in the Maximum column reflect the corporate PSUs if the maximum annual recurring revenue metric and operating cash flow metric are met and are 200% of the amounts shown under the Target column, plus the maximum number of stock price PSUs eligible to be earned, which is 50% of the maximum number of corporate PSUs. The PSUs vest over four years, subject to continued service to us. On March 31, 2021, 134.60% of each NEO’s target fiscal 2021 PSUs were earned based upon our fiscal 2021 financial results applying the revised metrics, and one-fourth of these earned corporate PSUs vested on March 31, 2021 and 1/16th vest quarterly thereafter, beginning on June 10, 2021, over the remaining three years, subject to continued service to us.

(3)

The RSUs vest over four years, with one-fourth of the RSUs vesting one year following the vesting commencement date and 1/16th vesting quarterly thereafter over the remaining three years, subject to continued service to us.

(4)

The amounts reported in this column reflect the aggregate grant date fair value of the RSUs and PSUs granted to our NEOs in fiscal 2021 as computed in accordance with ASC Topic 718. For accounting purposes, the estimated fair value of PSUs was calculated based on the probable outcome of the performance measures for the fiscal 2021 performance period as of October 27, 2020, the date on which the PSUs granted in March 2020 were modified. The fiscal 2021 PSUs include both corporate performance and market-related (stock price modifier) goals. Consistent with the applicable accounting standards, the grant date fair value of the stock price modifier component has been determined using a Monte Carlo simulation model. These amounts do not necessarily correspond to the actual value recognized by NEOs. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2021.

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Outstanding Equity Awards at Fiscal 2021 Year-End

The following table sets forth information concerning outstanding equity awards held by our NEOs as of January 31, 2021.

		Stock Awards
Name	Vesting Commencement Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Douglas Merritt	3/10/2017	3,334	(2)	550,210	—		—
	3/10/2017	8,434	(3)	1,391,863	—		—
	3/10/2018	11,676	(2)	1,926,890	—		—
	3/10/2018	35,028	(4)	5,780,671	—		—
	3/10/2019	20,700	(2)	3,416,121	—		—
	3/10/2019	46,590	(5)	7,688,748	—		—
	3/12/2020	57,313	(2)	9,458,364	—		—
	3/12/2020	—		—	115,715	(6)	19,096,446
Jason Child	6/10/2019	25,961	(2)	4,284,344	—
	3/10/2019	52,588	(5)	8,678,598	—
	3/12/2020	24,268	(2)	4,004,948	—
	3/12/2020	—		—	48,997	(6)	8,085,975
Scott Morgan	3/10/2017	1,250	(2)	206,288	—		—
	12/10/2017	3,250	(2)	536,348	—		—
	9/10/2018	4,375	(2)	722,006	—		—
	3/10/2019	8,593	(2)	1,418,103	—		—
	3/10/2019	19,341	(5)	3,191,845	—		—
	3/12/2020	15,490	(2)	2,556,315	—		—
	3/12/2020	—		—	31,274	(6)	5,161,148
Susan St. Ledger(7)	—	—		—	—		—
Timothy Tully	9/10/2017	14,325	(2)	2,364,055	—		—
	3/10/2018	5,500	(2)	907,665	—		—
	3/10/2018	16,500	(4)	2,722,995	—		—
	3/10/2019	11,839	(2)	1,953,790	—		—
	3/10/2019	26,646	(5)	4,397,389	—		—
	3/12/2020	24,268	(2)	4,004,948	—		—
	3/12/2020	—		—	48,997	(6)	8,085,975
(1)	Market Value is calculated based on the closing price of our common stock on The NASDAQ Global Select Market on January 29, 2021 (the last trading day of our fiscal year), which was $165.03.
(2)

The RSUs vest over four years, with one-fourth of the RSUs vesting one year following the vesting commencement date and 1/16th vesting quarterly thereafter over the remaining three years, subject to continued service to us.

(3)

On March 30, 2018, 168.67% of each NEO’s target fiscal 2018 PSUs were deemed earned based upon our fiscal 2018 financial results. The earned PSUs vest over four years, subject to continued service to us. For Mr. Merritt, one-fourth of the PSUs granted on March 9, 2017 vested on March 30, 2018 and 1/16th vest quarterly thereafter, beginning on June 10, 2018, over the remaining three years.

(4)

On March 27, 2019, 200% of each NEO’s target fiscal 2019 PSUs were deemed earned based upon our fiscal 2019 financial results, and one-fourth of these earned corporate PSUs vested on March 27, 2019 and 1/16th vest quarterly thereafter, beginning on June 10, 2019, over the remaining three years, subject to continued service to us. The number of corporate PSUs earned were 112,088 and 52,800 shares for Mr. Merritt and Mr. Tully, respectively. The number of stock price PSUs that will be eligible to be earned and vest beginning in June 2020 through March 2022 are 56,044 and 26,400 for Mr. Merritt and Mr. Tully, respectively. An additional 24.67% to 50% of each continuing NEO’s earned corporate PSUs were earned as stock price PSUs on June 10, 2020, September 10, 2020 and December 10, 2020. The number of stock price PSUs earned were 17,467 and 8,228 for Mr. Merritt and Mr. Tully, respectively.

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(5)

On March 26, 2020, 150.05% of each NEO’s target fiscal 2020 PSUs were deemed earned based upon our fiscal 2020 financial results, and one-fourth of these earned corporate PSUs vested on March 26, 2020 and 1/16th vest quarterly thereafter, beginning on June 10, 2020, over the remaining three years, subject to continued service to us. The number of corporate PSUs earned were 82,827, 93,488, 34,382 and 47,370 shares for Mr. Merritt, Mr. Child, Mr. Morgan and Mr. Tully, respectively. The number of stock price PSUs that will be eligible to be earned and vest beginning in June 2021 through March 2023 are 41,413, 46,744, 17,191 and 23,685 for Mr. Merritt, Mr. Child, Mr. Morgan and Mr. Tully, respectively.

(6)

On March 31, 2021, 134.60% of each NEO’s target fiscal 2021 PSUs were deemed earned based upon our fiscal 2021 financial results, and one-fourth of these earned corporate PSUs vested on March 31, 2021 and 1/16th vest quarterly thereafter, beginning on June 11, 2021, over the remaining three years, subject to continued service to us. The number of corporate PSUs earned were 115,715, 48,997, 31,274 and 48,997 shares for Mr. Merritt, Mr. Child, Mr. Morgan and Mr. Tully, respectively. The number of stock price PSUs that will be eligible to be earned and vest beginning in June 2022 through March 2024 are 57,857, 24,498, 15,637 and 24,498 for Mr. Merritt, Mr. Child, Mr. Morgan and Mr. Tully, respectively.

(7)	In connection with Ms. St. Ledger’s termination of employment with the Company on January 31, 2021, all outstanding equity awards were forfeited to the Company.

Option Exercises and Stock Vested in Fiscal 2021

The following table sets forth the number of shares acquired and the value realized upon the exercise of stock options and the vesting of RSUs during fiscal 2021 by each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Douglas Merritt	—	—	162,543	26,106,363
Jason Child	—	—	56,476	8,978,744
Scott Morgan	—	—	33,349	5,206,009
Susan St. Ledger	—	—	138,228	22,507,344
Timothy Tully	—	—	74,860	12,063,378
(1)	The value realized on vesting is calculated by multiplying the number of shares of stock by the market value of the underlying shares on each vesting date.

Pension Benefits and Nonqualified Deferred Compensation

We do not provide a pension plan for our employees, and none of our NEOs participated in a nonqualified deferred compensation plan during fiscal 2021.

Executive Employment Arrangements

The initial terms and conditions of employment for each of our NEOs are set forth in written employment offer letters. The letter for Mr. Merritt was negotiated on our behalf by Mr. Sullivan, our then CEO. The letters for Mr. Child, Mr. Morgan, Ms. St. Ledger and Mr. Tully were negotiated on our behalf by Mr. Merritt. All of the employment offer letters were negotiated with the oversight and approval of our Board or Compensation Committee. Each of the employment offer letters with our NEOs sets forth the terms and conditions of such executive’s employment with us and provides for severance and change in control payments and benefits, as described above under “Compensation Discussion and Analysis—Discussion of Our Fiscal 2021 Executive Compensation Program—Components of our Compensation Program and Fiscal 2021 Compensation—Severance and Change in Control-Related Benefits.”

Douglas Merritt

We entered into an initial employment offer letter dated April 7, 2014 with Mr. Merritt, our former Senior Vice President, Field Operations that was superseded by a revised employment offer letter dated November 16, 2015 in connection with his appointment as our President and CEO. Mr. Merritt’s severance and change in control benefits were amended by letter agreements effective as of March 20, 2019 and April 24, 2020 – see “Severance and Change in Control-Related Benefits” section above. Mr. Merritt’s current base salary for fiscal 2022 is $900,000 and his annual target cash bonus is 125% of his base salary.

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Executive Compensation

Jason Child

We entered into an initial employment offer letter dated April 16, 2019 with Mr. Child, our Senior Vice President and Chief Financial Officer. Mr. Child received a cash signing bonus in the amount of $500,000, subject to reimbursement if he voluntarily resigns from the Company without good reason within 12 months of his start date. Mr. Child’s current base salary for fiscal 2022 is $540,000 and his annual target cash bonus is 100% of his base salary.

Scott Morgan

We entered into an initial employment offer letter dated January 24, 2012, as amended on March 28, 2012, with Mr. Morgan, our Senior Vice President, Chief Legal Officer, Global Affairs and Secretary, that was superseded by a revised employment offer letter dated October 30, 2018. Mr. Morgan’s severance and change in control benefits were amended by a letter agreement effective as of March 20, 2019 – see “Severance and Change in Control-Related Benefits” section above. Mr. Morgan’s current base salary for fiscal 2022 is $475,000 and his annual target cash bonus is 80% of his base salary.

Susan St. Ledger

We entered into an employment offer letter dated March 3, 2016 with Ms. St. Ledger, our former Senior Vice President, Chief Revenue Officer. We subsequently entered into a letter agreement dated October 3, 2017 with Ms. St. Ledger in connection with her promotion to President, Worldwide Field Operations. Ms. St. Ledger’s severance and change in control benefits were amended by a letter agreement effective as of March 20, 2019 – see “Severance and Change in Control-Related Benefits” section above. Ms. St. Ledger’s employment with the Company terminated on January 31, 2021.

Timothy Tully

We entered into an employment offer letter dated July 22, 2017 with Mr. Tully, our former Chief Technology Officer that was superseded by a revised employment offer letter dated April 25, 2018 in connection with his promotion to Senior Vice President, Chief Technology Officer. Mr. Tully’s severance and change in control benefits were amended by a letter agreement effective as of March 20, 2019 – see “Severance and Change in Control-Related Benefits” section above. Mr. Tully’s current base salary for fiscal 2022 is $560,000 and his annual target cash bonus is 100% of his base salary. In April 2021, Mr. Tully informed us of his decision to resign as our Senior Vice President, Chief Technology Officer, effective as of May 4, 2021.

Equity Acceleration Death Benefit

Under our 2012 Plan, each of our employees and non-employee directors is eligible to receive the following vesting acceleration upon such person’s death:

●	100% of the shares underlying plan awards held by that person (including any plan awards previously earned based on the achievement of designated performance goals) will vest, and with respect to stock options and stock appreciation rights, become immediately exercisable, and
●	where the achievement of designated performance goals has been determined, all performance goals or other applicable vesting criteria required to be met for any plan awards held by that person to be earned will be deemed achieved and all other terms and conditions will be deemed satisfied and that person will immediately become vested in 100% of the earned plan awards, except that
●	where the achievement of designated performance goals has not yet been determined, all performance goals or other vesting criteria required to be met for such awards to be earned will be deemed achieved at target levels, and except further that
●	if that person’s death occurs following the end of the performance period for any performance goal but prior to the determination of the achievement of such performance goal, then the achievement of such performance goal will be determined based on actual performance.

In the event the person has not continuously served as an employee or non-employee director for at least 12 months prior to his or her death, all references to 100% in this paragraph mean 50%.

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Executive Compensation

Potential Payments Upon Termination or Upon Termination in Connection With a Change in Control

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described below, assuming that the triggering event took place on January 31, 2021.

NEO	Termination Without Cause ($)		Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control ($)	(1)
Douglas Merritt
Severance payment(2)	2,337,500		3,825,000
Continued health coverage	30,317		45,476
Accelerated vesting(3)	25,535,865		49,309,274
Total:	27,903,682		53,179,750
Jason Child
Severance payment(2)	630,500		873,000
Continued health coverage	14,868		29,736
Accelerated vesting(3)	6,563,260	(4)	25,053,881	(5)
Total:	7,208,628		25,956,617
Scott Morgan
Severance payment(2)	516,000		731,000
Continued health coverage	14,924		29,848
Accelerated vesting(3)	4,116,325	(4)	13,792,142	(5)
Total:	4,647,249		14,552,990
Susan St. Ledger(6)
Severance payment	—	(7)	—	(8)
Continued health coverage	—	(7)	—	(8)
Accelerated vesting	—	(7)	—	(8)
Total:	0		0
Timothy Tully(9)
Severance payment(2)	617,500		855,000
Continued health coverage	9,152		18,304
Accelerated vesting(3)	8,217,686	(4)	24,436,834	(5)
Total:	8,844,338		25,310,138
(1)	A qualifying termination of employment is considered “in connection with a change in control” if such termination occurs within the period commencing three months before and ending 18 months after a “change in control.” Payments upon termination without cause or termination with a change in control require the execution of a release by the recipient in favor of Splunk as described “Compensation Discussion and Analysis—Discussion of Our Fiscal 2021 Executive Compensation Program—Components of our Compensation Program and Fiscal 2021 Compensation—Severance and Change in Control-Related Benefits.”
(2)	Each NEO’s base salary plus target bonus amounts, in each case, as was in effect as of January 31, 2021, are used in calculating severance payment amounts.
(3)	For purposes of valuing accelerated vesting, the values indicated in the table are calculated as follows: (i) with respect to RSUs, as the fair market value of a share of our common stock on January 29, 2021, which was $165.03, multiplied by the number of unvested RSUs accelerated in accordance with the change in control and severance provisions of such NEO’s offer letter, and (ii) with respect to corporate PSUs, as the fair market value of a share of our common stock on January 31, 2021 multiplied by the earned amounts of the fiscal 2021 PSUs (134.60% of each NEO’s target fiscal 2021 PSUs) in accordance with such NEO’s PSU award agreement.
(4)	For purposes of valuing accelerated vesting with respect to stock price PSUs, unearned stock price PSUs are deemed forfeited in accordance with the terms of such NEO’s PSU award agreement.
(5)	For purposes of valuing accelerated vesting with respect to stock price PSUs before a determination date, any unearned stock price PSUs are deemed earned based on the price per share paid in the change in control transaction. Using the closing price of our common stock on The NASDAQ Global Select Market on January 29, 2021 (the last trading day of our fiscal year), which was $165.03, as the assumed per share price paid in the change in control transaction, results in no earned stock price PSUs because such price was below the stock price multiplier thresholds.
(6)	Ms. St. Ledger’s employment with us terminated on January 31, 2021. On March 10, 2021, the Compensation Committee exercised its discretion under the executive bonus plan to approve a bonus payment to Ms. St. Ledger in an amount that resulted in a total fiscal 2021 bonus payment equaling 98.44% of her fiscal 2021 target annual cash bonus opportunity. This payment could be required to be reported as a payment made upon termination under the SEC’s proxy disclosure rules. This payment is disclosed above in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

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Executive Compensation

(7)	Ms. St. Ledger’s employment with us terminated on January 31, 2021 and was not considered “termination without cause” and therefore she was not entitled to any such payments.
(8)	Ms. St. Ledger’s employment with us terminated on January 31, 2021 and was not considered “in connection with a change in control” and therefore she was not entitled to any such payments.
(9)	In April 2021, Mr. Tully informed us of his decision to resign as our Senior Vice President, Chief Technology Officer, effective as of May 4, 2021.

CEO Pay Ratio

Under SEC rules, we are required to provide information regarding the relationship between the annual total compensation of Mr. Merritt, our President and CEO, and the annual total compensation of our median employee. For our last completed fiscal year, which ended January 31, 2021:

●	The median of the annual total compensation of all of our employees (other than Mr. Merritt), including our consolidated subsidiaries, was approximately $251,207. This annual total compensation is calculated in accordance with Item 402(c)(2) (x) of Regulation S-K, and reflects, among other things, salary and bonus earned and aggregate “grant date fair value” of RSU awards granted during the 12-month period ended January 31, 2021.
●	Mr. Merritt’s annual total compensation, as reported in the Summary Compensation Table included in this Proxy Statement, was $27,383,811.
●	Based on the above, for fiscal 2021, the ratio of Mr. Merritt’s annual total compensation to the median of the annual total compensation of all employees was approximately 109 to 1.

The fiscal 2021 pay ratio would have been 74 to 1 if not for the adjustments to the target as well as the tiers of the ARR metric payout multiples relative to target for the fiscal 2021 PSUs that were made to continue to incentivize our NEOs in light of the increased demands placed upon them due to the uncertainties in the macro environment, including the impact of the COVID-19 pandemic on our business being coupled with the complexities associated with business model transformations. If not for the PSU modifications, the CEO’s annual total compensation would have been $18,508,026. As described in footnote 1 of the 2021 Summary Compensation Table, the additional stock award values included for fiscal 2021 reflect the aggregate incremental fair value generated by the modification of previously granted PSU awards.

Our median employee for fiscal 2020 experienced a significant change in compensation in fiscal 2021. Given this circumstance, we selected a new median employee. We identified the new median employee this fiscal year using the same methodology we used to identify last year’s median employee.

●	We determined the median of the annual total compensation of our employees as of January 31, 2021 at which time we (including our consolidated subsidiaries) had approximately 6,513 full-time and part-time employees, including interns, of which approximately 4,638 were U.S. employees, and approximately 1,875 (or approximately 28.8% of our total employee population as of January 31, 2021, excluding acquired employees) were located outside of the United States. In accordance with the SEC’s permitted methodology for determining the “median employee,” we excluded from our calculations 36 employees (or approximately 0.5% of our total employee population as of January 31, 2021) who were hired in connection with the following mergers and acquisitions that we completed in fiscal 2021: OÜ Plumbr, Rigor, Inc. and Flowmill, Inc.
●	We then compared the sum of (i) the annual base salary of each of these employees for fiscal 2021, plus (ii) the total annual cash incentive bonus or commission, as applicable, earned by each of these employees for fiscal 2021 as reflected in our payroll records, plus (iii) the aggregate grant date fair value of equity awards (as determined in accordance with footnote 1 of the 2021 Summary Compensation Table) granted to these employees in fiscal 2021, to determine the median employee. Compensation paid in foreign currency was converted to U.S. dollars using a spot exchange rate on March 1, 2021. In determining the median total compensation of all employees, we did not make any cost-of-living adjustments to the compensation paid to any employee outside of the U.S.

Once we identified our median employee, we estimated the median employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median annual total compensation disclosed above.

The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended, and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

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Executive Compensation

Equity Compensation Plan Information

The following table provides information as of January 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	11,655,646	11.37	43,064,837
Equity compensation plans not approved by stockholders	—	—	—
Total	11,655,646	11.37	43,064,837
(1)	Includes the following plans: 2012 Equity Incentive Plan (“2012 Plan”), 2003 Equity Incentive Plan and 2012 Employee Stock Purchase Plan (“2012 ESPP”). Our 2012 Plan provides that on the first day of each fiscal year, the number of shares authorized for issuance under the 2012 Plan is automatically increased by a number equal to the least of (i) ten million (10,000,000) shares of common stock, (ii) five percent (5%) of the aggregate number of shares of common stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such number of shares of common stock that may be determined by our Board. Our 2012 ESPP provides that on the first day of each fiscal year, the number of shares authorized for issuance under the 2012 ESPP is automatically increased by a number equal to the least of (i) four million (4,000,000) shares of common stock, (ii) two percent (2%) of the aggregate number of outstanding shares of common stock on the last day of the immediately preceding fiscal year, or (iii) an amount determined by our Board or any committee designated by the Board to administer the 2012 ESPP.
(2)	Does not include shares issuable upon vesting of outstanding RSU awards, which have no exercise price.

Splunk 2021 Proxy Statement 71

Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 31, 2021 for:

●	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
●	each of our NEOs;
●	each of our directors; and
●	all of our executive officers and directors as a group.

The information provided in the table is based on our records, information filed with the SEC, and information provided to us. For our 5% stockholders, to the extent we did not have more recent information, we relied upon such stockholders’ most recent filing with the SEC pursuant to Section 13(g) of the Exchange Act as noted below. We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 163,842,462 shares of common stock outstanding at March 31, 2021. In computing the number of shares of common stock beneficially owned by a person or entity and the percentage ownership of such person or entity, we deemed to be outstanding all shares of common stock subject to shares held by the person that are currently exercisable or exercisable (or issuable upon vesting of RSUs) within 60 days of March 31, 2021. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

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Stock Ownership Information

Unless otherwise indicated in their respective footnote, the address of each beneficial owner listed in the table below is c/o Splunk Inc., 270 Brannan Street, San Francisco, California 94107.

	Number of Shares	Percent of Shares Outstanding
5% Stockholders:
T. Rowe Price Associates, Inc.(1)	25,466,761	15.5%
The Vanguard Group, Inc.(2)	14,386,846	8.8%
BlackRock, Inc.(3)	10,795,387	6.6%
NEOs and Directors:
Douglas Merritt	115,689	*
Jason Child	54,312	*
Scott Morgan	41,011	*
Susan St. Ledger	35,890	*
Timothy Tully	12,653	*
Sara Baack	13,412	*
Sean Boyle	—	*
Mark Carges	16,424	*
John Connors	70,276	*
Patricia Morrison	29,615	*
Stephen Newberry	39,913	*
Graham Smith	31,482	*
Elisa Steele	13,412	*
General Dennis Via (ret)	—	*
Sri Viswanath	5,488	*
All executive officers and directors as a group (14 persons)	443,687	*
*	Represents beneficial ownership of less than one percent (1%).
(1)	As of December 31, 2020, the reporting date of T. Rowe Price Associates, Inc.’s most recent filing with the SEC pursuant to Section 13(g) of the Exchange Act filed on February 16, 2021, T. Rowe Price Associates, Inc. (“Price Associates”), in its capacity as an investment adviser, has sole voting power with respect to 10,591,406 shares and sole dispositive power with respect to 25,466,761 shares reported as beneficially owned. Securities are beneficially owned by clients of Price Associates. The address for Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.
(2)	As of December 31, 2020, the reporting date of The Vanguard Group, Inc.’s most recent filing with the SEC pursuant to Section 13(g) of the Exchange Act filed on February 10, 2021, The Vanguard Group, Inc. (“Vanguard”), in its capacity as an investment advisor, has shared voting power with respect to 166,431 shares, sole dispositive power with respect to 14,004,523 shares, and shared dispositive power with respect to 382,323 shares reported as beneficially owned. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(3)	As of December 31, 2020, the reporting date of BlackRock, Inc.’s most recent filing with the SEC pursuant to Section 13(g) of the Exchange Act filed on February 5, 2021, BlackRock, Inc. (“BlackRock”), which is a parent holding company or control person, has sole voting power with respect to 9,719,840 shares and sole dispositive power with respect to 10,795,387 shares reported as beneficially owned. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during fiscal 2021, all Section 16(a) filing requirements were satisfied on a timely basis, except that we were late in filing a Form 4 for Timothy Emanuelson with respect to a transaction on November 16, 2020 that was reported on a Form 4 on November 19, 2020.

Splunk 2021 Proxy Statement 73

Other Matters

Questions and Answers About the Proxy Materials and Our 2021 Annual Meeting

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

How do I attend and participate in the Virtual Annual Meeting?

This year’s Annual Meeting will be conducted as a virtual-only meeting of stockholders. We will host the Annual Meeting online through a live audio webcast. You are entitled to attend the Annual Meeting if you were a holder of our common stock as of the close of business on April 21, 2021, hold a valid proxy for the Annual Meeting or are an authorized guest of the Company. You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SPLK2021. You will need the control number included on your Notice or proxy card or in the instructions from your broker in order to attend and participate in the Annual Meeting virtually.

The format of the virtual Annual Meeting has been designed to ensure that our stockholders generally have the same rights and opportunities to participate as they would at an in-person meeting and we have endeavored to provide stockholder access, participation and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world. During the meeting, you will have the ability to submit a question real-time via the virtual meeting website. We will answer as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting. Only questions that are relevant to our business operations will be answered. A copy of the Annual Meeting rules of conduct will be available online at the Annual Meeting.

Online check-in will begin at 3:15 p.m. Pacific Time on June 17, 2021, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page. Technical support will be available starting at 3:15 p.m. Pacific Time on the day of the meeting. If you wish to submit questions prior to the Annual Meeting, you may do so at www.proxyvote.com by signing in with your control number.

What matters am I voting on?

You will be voting on:

●	the election of four Class III directors to hold office until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified;
●	a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2022;
●	an advisory vote to approve the compensation of our named executive officers, as described in this proxy statement; and
●	any other business that may properly come before the meeting.

How does the Board recommend I vote on these proposals?

The Board recommends a vote:

●	FOR each of the nominees for election as Class III directors;
●	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2022; and
●	FOR approval, on an advisory basis, of our named executive officer compensation.

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Other Matters

Who is entitled to vote?

Holders of our common stock as of the close of business on April 21, 2021 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, we had 163,902,668 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the Record Date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (electronically) at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, or a street name stockholder, and the Notice was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting in person (virtually). Beneficial owners who did not receive a 16-digit control number from their broker or bank, who wish to attend the Annual Meeting  in person (virtually) should follow the instructions from their broker or bank, including any requirement to obtain a legal proxy. Most brokers or banks allow a beneficial owner to obtain a legal proxy either online or by mail. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use to direct your broker, bank or other nominee how to vote your shares.

How do I vote?

If you are a registered stockholder, you may:

●	instruct the proxy holder or holders on how to vote your shares by using the Internet voting site or the toll-free telephone number listed on the Notice, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 16, 2021 (have the Notice or proxy card in hand when you call or visit the website);
●	instruct the proxy holder or holders on how to vote your shares by completing and mailing your proxy card to the address indicated on your proxy card (if you received printed proxy materials), which must be received by the time of the Annual Meeting; or
●	vote your shares in person (electronically) at the Annual Meeting.

To attend and participate in the Annual Meeting virtually, stockholders of record will need to use their control number on their Notice or proxy card to log onto www.virtualshareholdermeeting.com/SPLK2021.

If you are a street name stockholder, you will receive instructions from your broker, bank or other nominee. The instructions from your broker, bank or other nominee will indicate if the various methods by which you may vote, including whether Internet or telephone voting, are available.

Can I change or revoke my vote?

Yes. Subject to any rules your broker, bank or other nominee may have, you can change your vote or revoke your proxy before the Annual Meeting.

If you are a registered stockholder, you may change your vote by:

●	entering a new vote via Internet or by telephone by 11:59 p.m. Eastern Time on June 16, 2021;
●	returning a later-dated proxy card which must be received by the time of the Annual Meeting; or
●	submitting a later-dated vote electronically at the Annual Meeting.

If you are a registered stockholder, you may also revoke your proxy by providing our Corporate Secretary with a written notice of revocation prior to your shares being voted at the Annual Meeting. Such written notice of revocation should be hand delivered to Splunk’s Corporate Secretary or mailed to and received by Splunk Inc. prior to the Annual Meeting at 270 Brannan Street, San Francisco, California 94107, Attention: Corporate Secretary.

Splunk 2021 Proxy Statement 75

Other Matters

If you are a street name stockholder, you may change your vote by:

●	submitting new voting instructions to your broker, bank or other nominee pursuant to instructions provided by such broker, bank or other nominee; or
●	submitting a later-dated vote electronically at the Annual Meeting; provided you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

If you are a street name stockholder, you must contact your broker, bank or other nominee that holds your shares to find out how to revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted electronically at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is properly dated, executed and returned, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above. If any matter not described in the proxy statement is properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy, as described above.

Why did I receive a notice regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report to our stockholders, primarily via the Internet. On or about May 4, 2021, we mailed to our stockholders the Notice that contains instructions on how to access our proxy materials on the Internet, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and keep our Annual Meeting process efficient.

What is a quorum?

A quorum is the minimum number of shares required to be present at the scheduled time of the Annual Meeting in person (virtually) or by proxy for the meeting to be properly held under our Bylaws and Delaware law. The presence in person (virtually) or by proxy, of a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. See “How may my broker, bank or other nominee vote my shares if I fail to provide timely directions?” below. The shares subject to a proxy that are not being voted on a particular matter because of either stockholder withholding or broker non-vote will count for purposes of determining the presence of a quorum. Abstentions are also counted in the determination of a quorum.

How many votes are needed for approval of each matter?

●	Proposal 1: Each director nominee will be elected by a vote of the majority of the votes cast. A majority of the votes cast means the number of votes cast “For” such nominee’s election exceeds the number of votes cast “Against” that nominee. You may vote “For,” “Against,” or “Abstain” with respect to each director nominee. Broker non-votes and abstentions, if any, will have no effect on the outcome of the election.
●	Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP must receive the affirmative vote of at least a majority of the shares present in person (virtually) or by proxy at the meeting and entitled to vote thereon to be approved. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered votes cast and thus will have the same effect as a vote “Against” the proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

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Other Matters

●	Proposal 3: The advisory vote to approve the compensation of our named executive officers must receive the affirmative vote of at least a majority of the shares present in person (virtually) or by proxy at the meeting and entitled to vote thereon to be approved. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered votes cast and thus will have the same effect as votes “Against” the proposal. Broker non-votes, if any, will have no effect on the outcome of the vote. Because this vote is advisory only, it will not be binding on us, our Compensation Committee or our Board. However, we value our stockholders’ input and will take the vote into consideration when evaluating executive compensation decisions.

What happens if a director nominee who is duly nominated does not receive a majority vote?

The Board nominates for election or re-election as director only candidates who have tendered, in advance of such nomination, an irrevocable, conditional resignation that will be effective only upon both (i) the failure to receive the required vote at the next annual meeting of stockholders at which they face re-election and (ii) the Board’s acceptance of such resignation. In an uncontested election, the Board, after taking into consideration the recommendation of the Nominating and Corporate Governance Committee, will determine whether or not to accept the pre-tendered resignation of any nominee for director who receives a greater number of votes “Against” such nominee’s election than votes “For” such nominee’s election. In the event of a contested election, the director nominees equal to the number of seats available who receive the largest number of votes cast “For” their election will be elected as directors.

How are proxies solicited for the Annual Meeting?

The Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers, banks or other nominees for reasonable expenses that they incur in sending these proxy materials to you, if a broker, bank or other nominee holds your shares.

How may my broker, bank or other nominee vote my shares if I fail to provide timely directions?

Brokers, banks and other nominees holding shares in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter—the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Your broker, bank or other nominee will not have discretion to vote on the other matters submitted for a vote absent direction from you as they are “non-routine” matters.

Is my vote confidential?

Proxy instructions, electronic votes, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Splunk or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, to facilitate a successful proxy solicitation, or when you request or consent to disclosure.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to include them in such Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as final results become available.

Splunk 2021 Proxy Statement 77

Other Matters

I share an address with another stockholder, and we received multiple copies of the proxy materials. How may we obtain a single copy of the proxy materials?

Stockholders who share an address and receive multiple copies of our proxy materials can request to receive a single copy in the future. To receive a single copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Splunk Inc.
Attention: Investor Relations
3098 Olsen Drive
San Jose, California 95128
(415) 848-8400

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than January 4, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Splunk Inc.
Attention: Corporate Secretary
270 Brannan Street
San Francisco, California 94107

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our Board, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws. To be timely for our 2022 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

●	not earlier than February 18, 2022; and
●	not later than the close of business on March 20, 2022.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Please see “Corporate Governance at Splunk—Board Composition—Stockholder Recommendations” and “—Stockholder Nominations” on page 19 for further information about recommendations and nominations of director candidates.

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Other Matters

Availability of Bylaws and Stockholder List

A copy of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov or on our investor website at http://investors.splunk.com/corporate-governance. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The Company’s list of stockholders as of April 21, 2021 will be available for inspection by any stockholder of record upon request via our Investor Relations website (https://investors.splunk.com/contact-us) during the 10-day period immediately prior to the date of the Annual Meeting. In addition, the list of stockholders will also be available to stockholders during the Annual Meeting at www.virtualshareholdermeeting.com/SPLK2021.

Fiscal 2021 Annual Report and SEC Filings

Our financial statements for the fiscal year ended January 31, 2021 are included in our Annual Report on Form 10-K, which was filed with the SEC and which we will make available to stockholders at the same time as this proxy statement. Our annual report and this proxy statement are posted on our website at www.splunk.com and are available from the SEC at its website at www.sec. gov. You may also obtain a copy of our annual report without charge by sending a written request to Investor Relations, Splunk Inc., 3098 Olsen Drive, San Jose, California 95128.

* * *

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
San Francisco, California
May 4, 2021

Splunk 2021 Proxy Statement 79

SPLUNK INC.
270 BRANNAN STREET
SAN FRANCISCO, CA 94107

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SPLK2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D45025-P50630	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPLUNK INC.

The Board of Directors recommends you vote FOR
the following:

1.	To elect four Class III directors:
	Nominees:		For	Against	Abstain
	1a.	Sara Baack	☐	☐	☐
	1b.	Sean Boyle	☐	☐	☐
	1c.	Douglas Merritt	☐	☐	☐
	1d.	Graham Smith	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3.		For	Against	Abstain
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2022.	☐	☐	☐
3.	To approve, on an advisory basis, the compensation of our named executive officers, as described in the proxy statement.	☐	☐	☐
NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF
SPLUNK INC.
June 17, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Please sign, date and mail
your proxy card in the envelope provided as soon as possible.

D45026-P50630

SPLUNK INC.
Annual Meeting of Stockholders
June 17, 2021 3:30 p.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Douglas Merritt and Jason Child, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SPLUNK INC. held of record by the undersigned at the close of business on April 21, 2021 at the Annual Meeting of Stockholders to be held virtually at 3:30 p.m. Pacific Time on June 17, 2021, via webcast at www.virtualshareholdermeeting.com/SPLK2021 and any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1 and "FOR" Proposal 2 and Proposal 3.

Continued and to be signed on reverse side